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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Lone Star Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2003

        Notice is hereby given that the Annual Meeting of Shareholders of Lone Star Technologies, Inc. ("Lone Star"), a Delaware corporation, will be held on the 13th day of May, 2003, at 9:00 a.m., local time, at 700 King Street, Wilmington, Delaware, for the following purposes:

  (1)
  To elect three members to the Board of Directors of Lone Star;

  (2)
  To vote upon approval of amendments to the 1985 Long-Term Incentive Plan of Lone Star; and

  (3)
  To transact any other business as may properly come before the meeting or any adjournment thereof.

        The close of business on March 24, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

        We hope that you will be represented at the meeting by signing the enclosed proxy card and returning it in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important—as is the vote of every shareholder—and the Lone Star Board of Directors appreciates the cooperation of shareholders in returning proxies to vote at the meeting.

                      By order of the Board of Directors,

                      Robert F. Spears
                      Secretary

Dallas, Texas
March 31, 2003

LONE STAR TECHNOLOGIES, INC.
15660 N. Dallas Parkway, Suite 500
P. O. Box 803546
Dallas, Texas 75380-3546

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Lone Star for use at the Annual Meeting of Shareholders to be held on May 13, 2003, or at any adjournment thereof. Any shareholder giving a proxy may revoke it prior to the voting of the proxy on any matter (without affecting, however, any vote already cast on any other matters) by:

  (a)
  notifying Lone Star of such revocation in writing prior to or at the Annual Meeting,

  (b)
  delivering to Lone Star a duly executed proxy relating to the same shares dated subsequent to the date of the original proxy, or

  (c)
  voting the same shares in person at the Annual Meeting.

        The principal executive offices of Lone Star are located at 15660 N. Dallas Parkway, Suite 500, Dallas, Texas 75248 (telephone: 972/770-6401). This Proxy Statement and the enclosed proxy were mailed to shareholders on or about March 31, 2003.

        All shares represented by unrevoked proxies will be voted at the meeting or any adjournment thereof as specified by the persons giving such proxies. If no contrary specification is made, the shares represented by proxies will be voted FOR the election as directors of the nominees named herein and FOR approval of the amendments to the 1985 Long-Term Incentive Plan described herein.

OUTSTANDING SHARES AND VOTING RIGHTS

        As of March 24, 2003, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 28,399,753 outstanding shares of Lone Star Common Stock. This is the only class of stock of Lone Star outstanding, and each share of Common Stock is entitled to one vote on all matters properly coming before the Annual Meeting.

ELECTION OF DIRECTORS

        The Certificate of Incorporation and By-Laws of Lone Star provide for a Board of Directors comprised of three classes of directors, as nearly equal in number as possible, with each class of directors to be elected for three-year terms. Therefore, the nominees for election to the class of directors whose terms are expiring at an Annual Meeting are elected for a term expiring at the Annual Meeting of Shareholders held in the third year following the year of their election. If the total number of directors is increased or decreased, however, the Board of Directors may adjust the number of directors in one or more classes, and that adjustment may result in a director being elected or reelected to a term shorter than three years. If any director is appointed by the Board of Directors between Annual Meetings to succeed a director who has resigned, died or been removed, the shareholders at the next Annual Meeting following the appointment will vote to elect a director to complete the unexpired term or to serve a full three-year term if the unexpired term ends at that Annual Meeting. Directors are elected by plurality vote.

        At the 2003 Annual Meeting, shareholders will be asked by Lone Star to reelect Rhys J. Best, Frederick B. Hegi, Jr., and M. Joseph McHugh to the Board of Directors for terms expiring at the 2006 Annual Meeting. After the 2003 Annual Meeting, two directors' terms will expire at the 2004 Annual Meeting, three directors' terms will expire at the 2005 Annual Meeting, and three directors'

terms will expire at the 2006 Annual Meeting. The recent experience of each nominee is summarized below in the first table.

        Each proxy solicited hereby which is given prior to the voting at the Annual Meeting and is not revoked will be voted FOR the election of the nominees named in the following table, unless a contrary specification is made in the proxy. Withheld votes will not be treated as votes for or against any particular director and will not affect the outcome of the election of directors. If for any reason any nominee should become unavailable for election, then, unless a contrary specification is made in the proxy, votes will be cast pursuant to authority granted by the proxy for a substitute nominee designated by the Board of Directors, or, in the absence of a designation by the Board of Directors, for a substitute nominee designated by any of the persons authorized by the proxy to vote as proxies. The Board of Directors is not aware that any nominee will be unwilling or unable to serve.

        The following tables set forth, for the nominees for director and for the directors whose current terms extend beyond the 2003 Annual Meeting, the principal occupation or employment for each during at least the past five years, the year in which each joined the Board of Directors, the year in which their current terms on this Board expire and other business directorships held. One of the directors, Mr. Mercer, was recommended for nomination to the Board before his election in 1995 by Alpine Capital, L.P. and the other shareholders reporting share ownership information with Alpine in footnote (2) to the table under the heading "Principal Shareholders" in this Proxy Statement.

        The Board of Directors recommends that shareholders vote FOR the election of the nominees named in the table.

NOMINEES FOR DIRECTOR

Name (Age)	Business Experience and Other Information	Year First Elected
Rhys J. Best (56)		1997
Chairman of the Board, President and Chief Executive Officer of Lone Star since January 1999; President and Chief Executive Officer of Lone Star from July 1998 to December 1998; President and Chief Operating Officer of Lone Star from 1997 to June 1998; President and Chief Executive Officer of Lone Star Steel Company ("Steel"), a subsidiary of Lone Star, from 1989 to 1997. His current term expires in 2003.
Frederick B. Hegi, Jr. (59)		1985
General Partner, Wingate Partners, L.P. and Wingate Management Co., L.P. (private investments) since 1987; Principal, Wingate Management Co. II, L.P. (private investments) since 1994; President, Valley View Capital Corporation (private investments) since 1982; Chairman, United Stationers, Inc. (wholesale office products) since 1996; Chairman, Loomis, Fargo & Co. (armored car services) from 1991 to May 2001; Chairman, President and Chief Executive Officer from July 1999 to December 2002 of Kevco, Inc. (wholesale distributor of building products to manufactured housing and recreational vehicles industries). Kevco, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in February 2001. Director: United Stationers, Inc., Drew Industries, Inc. and Texas Capital Bancshares, Inc. His current term expires in 2003.(1)
M. Joseph McHugh (65)		1999
Retired since October 2001; one of five members of the office of Chief Executive from October 2000 to October 2001 and Acting Chief Financial Officer from November 1999 to May 2000 of Pillowtex Corporation (manufacturer of home textiles); retired from January 1999 to October 1999; President and Chief Operating Officer of Triangle Pacific Corp. (manufacturer of hardwood flooring and kitchen and bathroom cabinets) from 1994 to December 1998. Pillowtex Corporation filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in November 2000. His current term expires in 2003.(2)

CONTINUING DIRECTORS

Robert Kelley (57)	2001
President of Kellco Investments, Inc., a private investment company, since May 2001; Chairman of the Board from 1992 through April 2001, President and Chief Executive Officer from 1986 through October 2000, and director from 1986 through April 2001 of Noble Affiliates, Inc., an independent energy company with domestic and international exploration and production operations. Director: OGE Energy Corporation. Nominee for election as a director of Cabot Oil & Gas Corporation. His current term expires in 2005.(1 & 2)
Robert L. Keiser (60)	2002
Retired from Kerr-McGee Corporation in June 1999; Chairman of the Board of Kerr-McGee Corporation, an international energy and chemical company, from February 1999 to June 1999; Chairman and Chief Executive Officer from 1994 to February 1999 of Oryx Energy Company, an international energy company. Director: Seabulk International, Inc. His current term expires in 2004.(3)
Thomas M. Mercer, Jr. (59)	1995
Partner since 1995 of Ceres Capital Partners and owner since 1993 of The Mercer Financial Company (financial advisory and investment banking services). His current term expires in 2004.(2 & 3)
Alfred M. Micallef (60)	2000
President and Chief Executive Officer of M International-Nev, Inc., formerly JMK International, Inc. (holding company of rubber and plastics manufacturing businesses) during the past five years. Director: Cash America International, Inc. His current term expires in 2005.(1 & 2)
Jerry E. Ryan (60)	2000
Consultant to Fintube Technologies, Inc. (a subsidiary of Lone Star) from January 2000 to December 31, 2002; Chairman of the Board of the general partner of Fintube Limited Partnership (manufacturer and marketer of finned tubes used in a variety of heat recovery operations) from February 1999 to January 2000 and for more than five years prior thereto, Chairman of the Board and Chief Executive Officer of the general partner of Fintube Limited Partnership. Director: AAON, Inc. His current term expires in 2005.(3)

(1)
Member of the Human Resources Committee (formerly, the Compensation Committee).

(2)
Member of the Audit Committee. In February 2003, Mr. Mercer resigned from the Audit Committee, and Mr. Kelley was elected by the Board to the Committee.

(3)
Member of Corporate Governance Committee.

        Meetings of Board and Committees.    During 2002, there were ten meetings of the Board of Directors, six meetings of the Audit Committee, two meetings of the Human Resources Committee and three meetings of the Corporate Governance Committee. All of the directors attended at least 80 percent of the meetings of the Board of Directors and the committees of the Board on which they served. The standing committees of the Board have the following principal functions: the Audit Committee assists the Board in fulfilling its oversight responsibilities to ensure the integrity of Lone Star's financial statements; the Human Resources Committee reviews and approves salaries and bonuses for officers and administers the 1985 Long-Term Incentive Plan; and the Corporate Governance Committee provides general corporate oversight, advises the Board regarding policies for corporate governance and recommends director nominees to the Board. Shareholders wishing to recommend candidates for consideration by the Corporate Governance Committee should follow the procedure set forth under the heading "Shareholder Proposals for 2004 Annual Meeting."

        Compensation of Directors.    Each director of Lone Star who is not an employee of Lone Star or any of its subsidiaries receives an annual retainer of $27,500, plus expenses incurred in connection with attendance at meetings of the Board of Directors or any committee of the Board of Directors of which he is a member. In addition to the annual retainer, each chairman of a committee receives a retainer of $2,500 per year and each director receives attendance fees of $1,000 for each regular and special meeting of the Board of Directors attended, $500 additional fee for each special Board meeting attended in person and $1,000 for each committee meeting attended whether or not there was a Board meeting that same day. Each director may elect to receive his retainer and meeting fees in cash or Lone Star shares, or he may defer receipt under a phantom stock arrangement. Mr. Hegi has deferred receipt of his directors' fees that he was otherwise entitled to receive in each of the last five years and in 1989. He owned an aggregate of 16,962.68 phantom stock units on January 2, 2003, and upon his retirement from the Board, Lone Star will pay Mr. Hegi for each phantom stock unit he then owns cash in an amount equal to the then current market price of one share of Lone Star Common Stock. A director who is an employee of Lone Star or any of its subsidiaries receives no compensation for serving as a director of Lone Star.

        Following each of the Annual Meetings in 1993, 1995 and 1997, each director then in office who was not an employee of Lone Star or its subsidiaries ("non-executive director") received a stock option for 25,000 shares of Common Stock of Lone Star and following the Annual Meeting in 1998 and each Annual Meeting after that, each non-executive director has received a stock option for 12,500 shares of Common Stock, all under the terms of the 1985 Long-Term Incentive Plan of Lone Star (subject to an overall limitation of 1,250,000 shares that may be issued for such options) with an exercise price at the fair market value of the Common Stock on the date the options were granted. See "Amendments to 1985 Long-Term Incentive Plan—Proposed Amendments" for a description of the amendment to the Plan that will increase the number of shares that may be issued for non-executive directors' options from 1,250,000 to 1,650,000. The non-executive directors held options as of February 28, 2003 covering the following numbers of shares of Common Stock: Mr. Hegi, 137,500 shares; Mr. Keiser, 12,500 shares; Mr. Kelley, 21,875 shares; Mr. McHugh, 46,875 shares; Mr. Mercer, 109,100 shares; Mr. Micallef, 37,500 shares; and Mr. Ryan, 35,000 shares.

        Relationships Between Lone Star and Mr. Ryan.    Jerry E. Ryan, a director of Lone Star, was Chairman of the Board and a shareholder of the general partner of Fintube Limited Partnership when its assets were acquired by a new subsidiary of Lone Star (Fintube Technologies, Inc.) as of January 1, 2000. In connection with that acquisition, Mr. Ryan received 95,644 shares of Lone Star Common Stock as partial consideration for his ownership of Fintube Limited Partnership and became a consultant to Fintube Technologies, Inc. Pursuant to the terms of the consulting agreement, Fintube Technologies, Inc. agreed to pay Mr. Ryan a base salary of $274,008 per year and an annual bonus in an amount determined by Fintube Technologies, Inc., and Lone Star granted Mr. Ryan the option to purchase 30,000 shares of Lone Star Common Stock pursuant to Lone Star's 1985 Long-Term Incentive Plan. The consulting agreement expired on December 31, 2002.

        Retirement Policy for Directors.    The Board of Directors adopted a retirement policy for directors in 1998: "A person is not eligible for election as a director if he or she is seventy years of age or older at the time of the election." That policy is now included in Lone Star's Corporate Governance Guidelines.

CORPORATE GOVERNANCE INITIATIVES

        Lone Star has sought to implement and adhere to appropriate principles of corporate governance since becoming a public company in 1985. During this approximately 18-year time period Lone Star has always had a majority of independent directors on its Board and has never had more than two employees concurrently serving as directors. Since their inception, Lone Star's Audit, Human Resources and Corporate Governance Committees have all been chaired by non-management directors, with each committee having at least a majority of its voting members comprised of non-management directors.

        In 2002 and 2003 Lone Star undertook several further initiatives to promote both effective corporate governance as well as legal compliance and adherence to high ethical standards by its directors, officers, and employees. These initiatives take into account the Sarbanes-Oxley Act of 2002, proposed rules of the New York Stock Exchange and internal policy and compliance directives proposed by Lone Star's Board of Directors and management.

        At the Board level, Lone Star adopted Corporate Governance Guidelines and new charters for the Audit, Corporate Governance and Human Resources Committees. The Corporate Governance Guidelines, which were adopted in December 2002, provide a flexible, modifiable framework within which the Board may conduct its business. The guidelines address:

  •
  Board composition, including policies with respect to:

  •
  Board size;

  •
  Director qualifications and procedures for selecting directors;

  •
  The requirement that a majority of Lone Star's directors be independent;

  •
  The inadvisability of imposing term limits on directors; and

  •
  The prohibition against nominating a person as a director who would be at least 70 years of age at the time of his or her election;

  •
  Director responsibilities;

  •
  Director orientation and continuing education;

  •
  Regularly scheduled meetings of non-management directors without management;

  •
  The role of the Board in evaluating the chief executive officer and in providing for management development and succession planning; and

  •
  Board committees, Board compensation and the Board's self-evaluation process.

        The respective charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee require the applicable committee to be composed of three or more directors, all of whom are independent. The Board of Directors will determine which directors are independent no later than its first meeting held after the standards and rules of the New York Stock Exchange regarding director independence are adopted. The charter of the Audit Committee further requires all members to be or become "financially literate" and at least one member to be a "financial expert."

        From a functional perspective, the Audit Committee charter sets forth the committee's responsibilities with respect to oversight of the integrity of Lone Star's financial statements and its legal and regulatory compliance; review of Lone Star's financial reports, accounting policies and practices and internal controls; and the selection, oversight and termination of Lone Star's auditors, the assessment of their independence and approval of any permitted nonaudit services they perform. The Corporate Governance Committee charter addresses the committee's duties with respect to reviewing corporate governance trends, issues and best practices; recommending changes to Lone Star's Certificate of Incorporation and By-laws; developing and periodically assessing Lone Star's Corporate Governance Guidelines, the code of ethics in Lone Star's business policy manual and the code of ethics applicable to Lone Star's chief executive, financial and accounting officers; making recommendations to the Board on the selection of new directors and the chief executive officer and reviewing nominees for other officers; and recommending to the Board criteria for assessing Board and management performance. The Human Resources Committee's charter provides that such committee is responsible for reviewing and making recommendations to the Board with respect to Lone Star's incentive and equity-based compensation plans (including approving awards under the 1985 Long-Term Incentive

Plan); reviewing the chief executive officer's goals and objectives, evaluating his performance and making recommendations to the Board on his compensation; evaluating and approving the compensation of other officers of Lone Star and its operating companies; and reviewing Lone Star's management development and succession plans.

        The most broad-based initiative was the adoption by Lone Star and each of its significant operating companies of a business policy manual applicable to each such company's directors, officers and employees. Although the manuals differ in a few respects, each manual addresses:

  •
  business conduct and ethics, including conflicts of interest, fair dealing and procedures for reporting fraud or legal or ethical violations;

  •
  accounting and recordkeeping, including procedures by which an employee may report any questionable accounting or auditing matter confidentially and, if desired, anonymously;

  •
  legal and regulatory compliance, including in particular adherence to applicable securities laws such as those prohibiting insider trading;

  •
  company policies relating to equal employment opportunity, sexual harassment and drug and alcohol testing; and

  •
  environmental and safety procedures.

        To facilitate accurate and timely disclosures by Lone Star in its investor communications and reports filed with the Securities and Exchange Commission, Lone Star also instituted disclosure controls and procedures requiring appropriate officers of Lone Star's operating companies to promptly communicate "upstream" any material information about their respective companies as well as any internal control deficiencies or fraud. These disclosure controls and procedures are intended to assure that Lone Star has sufficient information to accurately and timely aggregate and report operating company developments.

        Lone Star has also adopted a code of ethics applicable to its Chairman, President and Chief Executive Officer; Vice President and Chief Financial Officer; and Controller. The code of ethics, which was designed to satisfy both the mandates of the Sarbanes-Oxley Act and proposed New York Stock Exchange requirements, addresses honest and ethical conduct, legal compliance, conflicts of interest and disclosures by Lone Star in its SEC filings and other investor communications.

EXECUTIVE OFFICERS

        All executive officers of Lone Star are elected annually by and serve at the pleasure of Lone Star's Board of Directors, or in the case of Mr. Dunn or Mr. Sims, at the pleasure of the Board of Directors of Steel or Fintube Technologies, Inc., which they respectively serve as Chief Executive Officer. The following sets forth information concerning the current executive officers of Lone Star. Information regarding Mr. Best, the Chief Executive Officer of Lone Star, is provided under "Nominees for Directors."

Name (Age)	Business Experience and Other Information
W. Byron Dunn (49)
President and Chief Executive Officer of Steel since 1997 and Executive Vice President—Sales and Marketing of Steel from 1991 to 1997.
Larry J. Sims (63)
President and Chief Executive Officer of Fintube Technologies, Inc. since January 2000; President and Chief Executive Officer of the general partner of Fintube Limited Partnership (manufactures and markets finned tubes used in a variety of heat recovery operations) from February 1999 to January 2000, and President and Chief Operations Officer of the general partner of Fintube Limited Partnership from 1989 to February 1999.
Robert F. Spears (59)
Vice President, General Counsel and Secretary of Lone Star since 1996.
Charles J. Keszler (40)
Vice President and Chief Financial Officer of Lone Star since February 2001 and Vice President-Finance and Treasurer of Lone Star from 1996 to February 2001.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows beneficial ownership of shares of Common Stock of Lone Star by each director and nominee for director of Lone Star, each executive officer of Lone Star named in the Summary Compensation Table in this Proxy Statement and all directors, nominees and executive officers of Lone Star as a group at February 28, 2003. Each beneficial owner has sole voting power and sole investment power as to the shares listed opposite his name, unless indicated otherwise in a footnote below.

Name of Director, Nominee, Executive Officer or Group	Number of Shares(1)		Percent of Class(2)
Rhys J. Best	473,823		1.62
Frederick B. Hegi, Jr.	109,115		*
Robert L. Keiser	3,000		*
Robert Kelley	5,344	(3)	*
M. Joseph McHugh	21,407		*
Thomas M. Mercer, Jr.	80,350		*
Alfred M. Micallef	10,375		*
Jerry E. Ryan	83,750		*
W. Byron Dunn	150,828		*
Larry J. Sims	52,499		*
Charles J. Keszler	98,250		*
Robert F. Spears	87,500		*
All directors, nominees and executive officers as a group(12)	1,146,241	(4)	3.91

*
Less than 1%.

(1)
Includes 346,250 shares for Mr. Best, 106,250 shares for Mr. Hegi, 2,344 shares for Mr. Kelley, 16,407 shares for Mr. McHugh, 77,850 shares for Mr. Mercer, 9,375 shares for Mr. Micallef, 18,750 shares for Mr. Ryan, 138,750 shares for Mr. Dunn, 37,500 shares for Mr. Sims, 93,750 shares for Mr. Keszler and 85,000 shares for Mr. Spears which may be acquired within 60 days of February 28, 2003 pursuant to options granted by Lone Star under its 1985 Long-Term Incentive Plan. Also includes 100,000 shares of restricted stock granted to Mr. Best, 3,500 shares of restricted stock granted to Mr. Dunn, 2,500 shares of restricted stock granted to Mr. Sims, 2,500 shares of restricted stock granted to Mr. Keszler and 2,500 shares of restricted stock granted to Mr. Spears, all pursuant to the 1985 Long-Term Incentive Plan. Mr. Best's restricted stock was granted on May 7, 2001 and vests in installments of 12.5% each on May 7, 2004, 2005, 2006, 2007, 2008, 2009, 2010 and 2011. Messrs. Dunn's, Sims', Keszler's and Spears' restricted stock was granted on February 19, 2002 and vests in installments of 25% each on February 19, 2004, 2005, 2006 and 2007.

(2)
Percentages are calculated on 29,328,854 shares, the number that would have been outstanding if the stock options described in the prior footnote had been exercised.

(3)
Mr. Kelley's wife owns 1,500 of these shares. In addition, Mr. Kelley owns $500,000 principal amount of Lone Star's Senior Subordinated Notes due June 1, 2011.

(4)
Includes a total of 932,226 shares which may be acquired within 60 days of February 28, 2003 pursuant to options held by all directors and executive officers as a group.

        Additional share ownership information regarding principal shareholders of Lone Star who are neither executive officers nor directors is shown in the table under the heading "Principal Shareholders" in this Proxy Statement.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation of the person who served as the chief executive officer of Lone Star during 2002 and each person who was serving as an executive officer of Lone Star at the end of 2002 and received salary and bonus exceeding $100,000 during 2002 (the "named executive officers").

SUMMARY COMPENSATION TABLE

Long-Term Comp Awards
Name and Principal Position(1)	Year	Salary($)(2)	Bonus($)(2)(3)	Restricted Stock Awards($)(4)	Shares Underlying Options(#)	All Other Compensation($)(5)
Rhys J. Best, Chairman, President & Chief Executive Officer, Lone Star	2002 2001 2000	437,500 416,667 369,375	150,000 275,000 100,000	— 4,450,000 —	75,000 75,000 100,000	36,000 35,500 35,200
W. Byron Dunn President and Chief Executive Officer, Steel	2002 2001 2000	283,349 272,500 258,125	100,000 170,000 60,000	52,850 — —	35,000 35,000 50,000	26,000 35,500 13,700
Larry J. Sims President and Chief Executive Officer, Fintube	2002 2001 2000	224,167 217,500 205,000	40,000 150,000 —	37,750 — —	25,000 25,000 30,000	20,000 16,000 14,167
Charles J. Keszler Vice President and Chief Financial Officer, Lone Star	2002 2001 2000	188,833 180,000 161,375	60,000 80,000 40,000	37,750 — —	25,000 25,000 30,000	36,000 35,500 35,200
Robert F. Spears Vice President, General Counsel and Secretary, Lone Star	2002 2001 2000	206,000 199,167 189,000	45,000 60,000 40,000	37,750 — —	25,000 25,000 30,000	— — —

(1)
Mr. Best has served as President and Chief Executive Officer of Lone Star since July 1, 1998 and Chairman of the Board of Lone Star since January 1, 1999. Mr. Dunn has served as President and Chief Executive Officer of Steel since August 1, 1997. Mr. Sims has served as President and Chief Executive Officer of Fintube since January 1, 2000. Mr. Keszler has served as Vice President and Chief Financial Officer of Lone Star since February 2001 and Vice President—Finance and Treasurer of Lone Star from 1996 to February 2001. Mr. Spears has served as Vice President, General Counsel and Secretary of Lone Star since 1996.

(2)
Under the Lone Star Deferred Compensation Plan, designated officers of Lone Star and its subsidiaries are permitted to defer receipt of up to 25% of their annual salary and bonus. Amounts of salary or bonus attributable to 2000, 2001 and 2002, the receipt of which has been deferred under the Plan, are nevertheless included in the salary and bonus columns, as appropriate, of the Summary Compensation Table.

(3)
Each bonus was paid in the year indicated in the table but related to the previous year's performance.

(4)
Mr. Best was awarded 100,000 shares of restricted stock on May 7, 2001 under the 1985 Long-Term Incentive Plan. The value for that restricted stock grant reflected in this column for Mr. Best is determined by multiplying the total number of shares awarded by the closing sales price ($45.10) on the New York Stock Exchange on the grant date. The value of those restricted shares on December 31, 2002 was $1,489,000, based on the closing sales price ($14.89) on that date. The award vests (12.5% annually) during years 3 through 10 of the 10 year term of the grant. For more information regarding this stock grant, see "Executive Compensation—Employment Agreement". On February 19, 2002, Mr. Dunn was awarded 3,500 shares of restricted stock, and Messrs. Sims, Keszler and Spears were each awarded 2,500 shares of restricted stock under the 1985 Long-Term Incentive Plan. The value for the restricted stock grant reflected in this column for Messrs. Dunn, Sims, Keszler and Spears is determined by multiplying the total number of shares awarded by the closing sales price ($15.10) on the New York Stock Exchange on the grant date. The value of those restricted shares on December 31, 2002 was $52,115 for Mr. Dunn and $37,225 for each of Messrs. Sims, Keszler and Spears, each based on the closing sales price ($14.89) on that date. Their awards vest (25% annually) on February 19, 2004, 2005, 2006 and 2007.

(5)
The compensation listed in the last column includes the employer's contribution to a 401(k) plan and the employer's 50% matching contribution (up to $25,000 annually) under the Lone Star Deferred Compensation Plan.

Change in Control Arrangements

        Lone Star's and Steel's Boards of Directors adopted in 1997 an Employment Retention Policy that provides that each officer or key employee designated by Lone Star's Board or Human Resources Committee will receive a lump sum payment if his or her employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of the employer. The lump sum payment for each officer or key employee is an amount, as determined by Lone Star's Board or Human Resources Committee, that does not exceed 24 times the officer's average monthly compensation or 12 times the key employee's average monthly compensation. The average monthly compensation is based on the individual's salary and bonus for the 12 months prior to termination or, if higher, the 12 months prior to the change in control. If no cash bonus is paid to the individual during the applicable 12-month period, however, the monthly compensation would include the full amount of the target cash bonus for that individual at the time his or her employment is terminated. Fintube adopted the Employment Retention Policy in 2000 and Wheeling Machine Products, Inc. ("Wheeling") adopted the Policy in 2002. As of December 31, 2002, the lump sum amount for each of sixteen officers of Lone Star, Steel, Fintube and Wheeling (including the five named executive officers) was 24 times his average monthly compensation, and the lump sum amount for each of seven other officers was 12 times his average monthly compensation.

        Generally, a "change in control" of Steel, Fintube or Wheeling would occur if Lone Star sells Steel's, Fintube's or Wheeling's stock or assets or if there is a "change in control" of Lone Star. A "change in control" of Lone Star is defined, in general, as (i) a change in control required to be reported under Regulation 14A of the Securities Exchange Act of 1934, (ii) more than 50 percent of Lone Star's stock becomes beneficially owned by an entity, person or group, (iii) a majority of the Board ceases to be made up of "qualified directors" during any 24 month period, (iv) any merger, consolidation or sale of assets of Lone Star in which Lone Star's shareholders do not continue to own more than 50 percent of the voting stock of the surviving entity or (v) the approval by Lone Star's shareholders of Lone Star's liquidation or dissolution. A "qualified director" is any individual who was a director of Lone Star at the beginning of the 24 month period or was nominated for election or was elected to the Board during that period by two-thirds of the "qualified directors" still in office.

        Certain officers and employees of Lone Star, Steel, Fintube and Wheeling, including the named executive officers, and the directors of Lone Star have stock options granted under the 1985 Long-Term Incentive Plan. Stock options, which ordinarily are not fully exercisable until four years after grant, may vest (become fully exercisable) after a "change in control" (as defined in the Plan) of Lone Star occurs. The definition of "change in control" of Lone Star in the Plan is the same as the definition in the Employment Retention Policy, and the Plan provides that options become fully exercisable if an optionee's employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of Lone Star occurs. Options and other awards under the Plan held by Lone Star's chief executive officer will vest on or within two years after the date that a "change in control" of Lone Star occurs.

Employment Agreement

        Lone Star entered into an employment agreement with its Chief Executive Officer, Rhys J. Best, on May 7, 2001. That agreement provides for the continuation of Mr. Best's employment for an initial three year period ending May 7, 2004, subject to termination as provided in the agreement. Beginning May 7, 2002 and on each May 7 thereafter, the term of the employment agreement will be automatically extended for one additional year unless Lone Star or Mr. Best gives notice by the preceding April 15 not to extend the term. During the term of the agreement, Mr. Best is entitled to receive an annual base salary of not less than $425,000 (his base salary on May 7, 2001); annual cash bonus based on a formula that may be approved and amended annually by Lone Star's Board of Directors or Human Resources Committee; equity-based compensation under the 1985 Long-Term

Incentive Plan on similar terms and conditions as other executive officers of Lone Star; other equity-based compensation under another program or agreement as determined by Lone Star's Board; and benefits available to other officers and employees of Lone Star. Mr. Best's base salary is subject to annual review during the term of the agreement and may be increased but not decreased.

        If Mr. Best's employment is terminated due to his death or his "disability" (as defined in the agreement) for more than 60 consecutive days or more than 90 days in any six month period, he or his estate will be paid 50% of his base salary and targeted bonus for the remainder of the agreement's term. If Mr. Best's employment is terminated by Lone Star for any reason other than "cause" (as defined in the agreement) or if Mr. Best terminates his employment for "good reason" (as defined in the agreement), he will be paid his base salary and targeted bonus for the remainder of the agreement's term, less any amounts received from another employer during that time. Mr. Best would not be obligated to seek other employment. If Mr. Best's employment is terminated by Lone Star for "cause" or if Mr. Best resigns without "good reason", Mr. Best will only receive his base salary and other amounts owed him through the date of termination.

        For a period of two years after the earlier of the termination of Mr. Best's employment or the termination of the agreement, Mr. Best will not engage in "competition" (as defined in the agreement) with Lone Star or its subsidiaries or solicit the services of or hire any employee or consultant of Lone Star or its subsidiaries.

        The 100,000 shares of restricted stock granted in 2001 to Mr. Best in connection with Lone Star and Mr. Best entering into his employment agreement gradually vest (12.5% annually) during years 3 through 10 of the 10 year term of the grant. If a "change in control" of Lone Star (as defined in the Incentive Plan) occurs or if the employment of Mr. Best is terminated by Lone Star without "cause" (as defined in his employment agreement) or is terminated by Mr. Best for "good reason" (as defined in his employment agreement), one half of his unvested stock options and restricted stock will fully vest on the date of that occurrence or termination, and the other half of his unvested stock options and restricted stock will fully vest on the second anniversary of the date of that occurrence or termination or such earlier date that the Board of Directors or Human Resources Committee may determine in its discretion. Mr. Best will have 36 months after the date of any such termination of employment (but not beyond the stock option's original term) to exercise his stock options. In the event that Mr. Best's employment is terminated by death or "disability" (as defined in his employment agreement), such number of his unvested restricted shares will fully vest so that the total number of his vested restricted shares will equal the product of 10,000 multiplied by the number of years Mr. Best was employed by Lone Star after May 2001.

Equity Compensation Plans

        The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of Lone Star pursuant to which stock options, restricted stock or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in column (a)] (c)
Equity compensation plans approved by security holders(1)	2,574,110	(3)	$25.85	(4)	1,652,640	(5)
Equity compensation plans not approved by security holders(2)	-0-		-0-		-0-

Total	2,574,110	(3)	$25.85	(4)	1,652,640	(5)

(1)
These plans are the 1985 Long-Term Incentive Plan and the Employee Stock Purchase Plan of Lone Star.

(2)
Both equity compensation plans of Lone Star have been approved by its shareholders.

(3)
Includes outstanding options to purchase an aggregate of 2,348,725 shares of Common Stock under the 1985 Long-Term Incentive Plan, 203,236 shares of restricted stock issued under that Plan, and 22,149 shares of Common Stock issued under the Employee Stock Purchase Plan.

(4)
Weighted average exercise price of outstanding options. Excludes restricted stock and shares issued under the Employee Stock Purchase Plan.

(5)
Includes 1,474,789 shares that are available for future issuance under the 1985 Long-Term Incentive Plan and 177,851 shares that are available for future issuance under the Employee Stock Purchase Plan. Does not include the 1,000,000 share increase in the number of shares that may be issued under the 1985 Long-Term Incentive Plan that will be voted on at this Annual Meeting of Shareholders. See "Amendments to 1985 Long-Term Incentive Plan—Proposed Amendments."

OPTIONS

        The following table shows the options that were granted under the 1985 Long-Term Incentive Plan in 2002 to the named executive officers. Each option has an exercise price equal to the fair market value of Lone Star's Common Stock on the date of grant, has a ten year term and is exercisable as follows: 25 percent on and after the first anniversary of the grant, and an additional 25 percent on and after each of the next three anniversaries. The rates of stock appreciation presented in this table for the shares under options are not predictions of future stock prices.

OPTION GRANTS TABLE

	Number of Shares of Common Stock Underlying Options Granted(#)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms
		% of Total Options Granted to Employees in 2002
Name			Exercise Price ($/sh)	Expiration Date
					5%($)	10%($)
Rhys J. Best	75,000	16.04	15.075	2/19/2012	711,044	1,801,925
W. Byron Dunn	35,000	7.49	15.075	2/19/2012	331,821	840,900
Larry J. Sims	25,000	5.35	15.075	2/19/2012	237,015	600,643
Charles J. Keszler	25,000	5.35	15.075	2/19/2012	237,015	600,643
Robert F. Spears	25,000	5.35	15.075	2/19/2012	237,015	600,643

        The following table reflects exercises of options by the named executive officers during 2002 and unexercised options held by them at the end of 2002.

AGGREGATED OPTION EXERCISES IN 2002
AND 12/31/02 OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized($)	Number of Shares of Common Stock Underlying Options at 12/31/02 Exercisable/ Unexercisable(#)			Value of In-The-Money Options at 12/31/02 Exercisable/ Unexercisable($)*
Rhys J. Best	—	—	258,750	/	206,250	260,175	/	47,250
W. Byron Dunn	—	—	96,250	/	98,750	23,625	/	23,625
Larry J. Sims	—	—	21,250	/	51,250	—	/	—
Charles J. Keszler	—	—	66,250	/	66,250	42,525	/	14,175
Robert F. Spears	—	—	57,500	/	66,250	33,075	/	14,175

*
The value is calculated based on the excess, if any, of $14.89 (the closing price of a share of Lone Star Common Stock on the New York Stock Exchange on December 31, 2002) over the relevant exercise price.

        No options were repriced in 2002.

HUMAN RESOURCES COMMITTEE REPORT

        Lone Star is a holding company whose operating subsidiaries manufacture and market oilfield casing, tubing and line pipe, couplings, specialty tubing products including finned tubes used in a variety of heat recovery applications and flat rolled steel and other tubular products and services. These subsidiaries conduct business throughout the world, and their managements are faced continually with many challenges. The Human Resources Committee believes that successful compensation programs for executive officers and other key employees must be geared to attract and retain quality personnel by providing rewards for exemplary individual performance and must foster enhancement of shareholder value. To reach these objectives, Lone Star's executive compensation program consists of current salary, bonus opportunity, deferred compensation and a longer term incentive.

Annual Compensation

        It is the Human Resources Committee's practice to review and approve salaries and bonus awards for executive officers annually. The Committee receives from the chief executive officer compensation recommendations for the other executive officers of Lone Star. The Committee may request additional information and analysis and ultimately determines in its discretion whether to approve recommended changes. These determinations, which do not include the chief executive officer's salary, are made by the Committee based on its own analysis and judgment and the recommendations of the chief executive officer.

        The chief executive officer's salary is separately considered by the Committee. In determining his salary, the Committee considered the businesses in which Lone Star engages, including the highly competitive nature of the steel tubular products industry, the experience he brings to the position and his contributions to the performance of Lone Star and its subsidiaries.

        During 2002, the salaries of the named executive officers were increased as follows: $15,000 per year in Mr. Best's salary to $440,000; $10,000 per year in Mr. Dunn's salary to $285,000; $5,000 per year in Mr. Sims' salary to $225,000; $7,000 per year in Mr. Keszler's salary to $190,000; and $6,000 per year in Mr. Spears' salary to $207,000.

        Annual bonus awards are evaluated by the Committee after the end of each fiscal year. Lone Star's operating companies have a target bonus system with a subjective pool having awards based on individual achievement and a performance pool having awards based on EBITDA return on average assets. The salary and bonus of each executive officer of Lone Star that exceeded $100,000 during 2002, including the chief executive officer, are shown in the Summary Compensation Table in this Proxy Statement.

Deferred Compensation

        The Board of Directors adopted in 2000 the Lone Star Deferred Compensation Plan for the purpose of providing deferred compensation for a select group of management and highly compensated employees of Lone Star and its subsidiaries. A participating officer or employee may defer up to 25% of his or her annual cash compensation, and the employer credits the participant's deferral account with a match (up to $25,000 annually) equal to 50% of the compensation deferred.

        The amount credited to a participant's deferral account will be distributed to the participant on the earlier of (i) the distribution date specified by the participant when he or she elects to defer compensation under the Plan, (ii) the date on which the participant's employment with Lone Star or its subsidiaries terminates for any reason other than retirement or (iii) the date after the participant's retirement which the committee that administers the Plan specifies for distribution. For Plan purposes, retirement means termination of employment after attaining age 65 or, with the consent of the committee administering the Plan, after reaching age 55. The date that a participant specifies for distribution of his or her employer's matching contribution cannot be prior to the third plan year after the plan year in which the matching contribution is made.

        During 2002, the Committee and Lone Star's Board of Directors approved amendments to the Deferred Compensation Plan. In general, those amendments provide that: (i) A participant becomes vested in the employer's matching contributions made after January 1, 2003 only if (a) he or she is a Lone Star employee on January 1st of the third year after those contributions are made or (b) his or her employment is terminated earlier by death, retirement or disability or by his or her employer without "cause." (ii) Beginning in 2003, a participant cannot specify a date for distributing his or her deferred compensation that is prior to the third plan year after the plan year in which the compensation is deferred. (iii) If a participant contributes at least 6% of his or her compensation to a 401(k) plan in 2003 or a subsequent year and that deferral decreases the amount of the employer's matching contribution to that 401(k) plan, the total amount of the employer's matching contribution under the Deferred Compensation Plan will be increased by the amount (up to $3,000) equal to the amount of the decrease in the employer's contribution to the 401(k) plan.

Long Term Compensation—Stock Options and Restricted Stock

        Long term incentive compensation, rather than reflecting a single year's results, is intended to reward performance over the long term. It has been Lone Star's practice to structure this long term incentive compensation in the form of options for its Common Stock granted under the 1985 Long-Term Incentive Plan (the "Incentive Plan"). These options have an exercise price equal to the fair market value of the Common Stock on the date of grant. Most options become exercisable in annual cumulative installments of 25 percent each, so that the option is not fully exercisable for four years. The options can become exercisable sooner as described under "Amendments to 1985 Long-Term Incentive Plan—Current Plan."

        Beginning in 2000, Lone Star added another type of long-term incentive compensation by annually granting shares of restricted stock to certain employees, including, since 2001, executive officers. These awards are contingent on the grantee's continued employment and the vesting of restricted stock is described under "Amendments to 1985 Long-Term Incentive Plan—Current Plan."

        The Committee administers the Incentive Plan and is responsible for awarding stock options and restricted stock to employees under the Incentive Plan, including executive officers. Options and restricted stock create a strong link between executive compensation and shareholder return and enable executives to develop a meaningful ownership interest in Lone Star. The vesting of the options over a four-year period and of restricted stock over a five-year period (ten years for the chief executive officer) and the executive's ability to benefit from increases in Common Stock values provide the executive a continuing incentive to achieve results beneficial to the shareholders and also align the executive's long term interests with those of the shareholders.

        When options are granted to executive officers, the Committee evaluates the individual's performance currently and relative to the future needs of Lone Star and its operating units and considers the chief executive officer's recommendations. The size of awards is based in part on historical practices and the Committee's subjective evaluation, as discussed further below. The option awards to Lone Star's chief executive officer are made on a similar basis.

        Options granted in 2002 to each executive officer of Lone Star who received salary and bonus exceeding $100,000 during 2002 are shown in the Option Grants Table included elsewhere in this Proxy Statement.

Long Term Compensation—Chief Executive Officer

        In order to provide for the continued employment of Rhys J. Best as the chief executive officer of Lone Star, to retain for Lone Star his experience, abilities and services and to encourage his long term dedication to Lone Star as the leader of its management team, the Committee in 2001 approved an employment agreement between Mr. Best and Lone Star after carefully considering and negotiating the terms of his continued employment set forth in that agreement. See "Executive Compensation—Employment Agreement" for a description of the agreement between Mr. Best and Lone Star and equity-based long term compensation that were authorized and approved by the Committee and Lone Star's Board of Directors in May 2001.

* * * * *

        To assist in making its decisions on compensation matters in 2002 and prior years, the Committee members have used a report from a compensation consulting firm, considered other compensation data, communicated with the executive officers regularly at Board meetings, received operating information frequently throughout the year and considered the chief executive officer's recommendations regarding compensation for other executive officers.

        The Committee's decisions are not based on a formulistic approach assigning relative weights of various factors or quantitative comparisons with specific competitors or competitor groups or other mathematical methods. All decisions are made with the objective of retaining and compensating those officers who have demonstrated to the satisfaction of the Committee the capacity to contribute to the financial and competitive performance of Lone Star, thereby furthering the main objective of the compensation program—increasing shareholder value.

        The foregoing report is submitted by the Human Resources Committee, the members of which are:

Frederick B. Hegi, Jr., Chairman
Robert Kelley
Alfred M. Micallef

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of Lone Star (the "Committee") oversees Lone Star's financial reporting process on behalf of the Board of Directors. Management, however, has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

        The Committee has three members. No member has any relationship with Lone Star that would interfere with his independence from management and Lone Star, and each member is "independent" as defined by the Sarbanes Oxley Act of 2002 and the rules of the New York Stock Exchange currently in effect. The Committee operates under a written charter approved by the Board of Directors and reviewed and reassessed annually by the Committee. The charter, among other things, requires that all members of the Committee be independent and "financially literate" and at least one member be a "financial expert," and sets forth the Committee's responsibilities regarding the oversight of the integrity of Lone Star's financial statements, the review of Lone Star's financial reports, accounting policies and practices and internal controls, the selection, oversight and termination of Lone Star's auditors, the assessment of their independence and the approval of the services they perform.

        The Committee reviewed and discussed with management the audited financial statements as of and for the year ended December 31, 2002. The Committee's review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee also reviewed and discussed with Lone Star's independent auditors the 2002 financial statements. The auditors expressed their opinion on the conformity of those financial statements with generally accepted accounting principles

        The Committee's review with the independent auditors included a discussion of the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

        The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Lone Star's internal controls, and the overall quality of Lone Star's financial reporting. The Committee held six meetings during 2002. The Chairman of the Committee discussed Lone Star's quarterly financial statements for the first and second quarters of 2002 with the independent auditors by telephone. The Committee discussed the third and fourth quarter financial statements with the independent auditors at its meetings.

        The Committee is satisfied with the results of its reviews and discussions referred to above, and, therefore, the Committee recommends to the Board of Directors that the audited financial statements be included in Lone Star's Annual Report on Form 10-K for the year ended December 31, 2002.

        The foregoing report is submitted by the Audit Committee, the members of which are:

M. Joseph McHugh, Chairman
Robert Kelley
Alfred M. Micallef

AUDIT COMMITTEE CHARTER

        Lone Star's Board of Directors has adopted a new written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A. All members of the Audit Committee are "independent" as defined by the Sarbanes-Oxley Act of 2002 and the rules of the New York Stock Exchange in effect on the date of this Proxy Statement.

FEES OF AUDITOR

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the annual financial statements of Lone Star and its principal subsidiaries for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in Lone Star's Quarterly Reports on Form 10-Q for that fiscal year were $405,105, which were 79.4% of the total fees for 2002.

Financial Information Systems Design And Implementation Fees

        During 2002, Deloitte did not directly or indirectly operate, or supervise the operation of, Lone Star's information system or manage Lone Star's local area network, nor did it design or implement a hardware or software system that aggregates source data underlying Lone Star's financial statements or generates information that is significant to Lone Star's financial statements taken as a whole.

All Other Fees

        The aggregate fees billed by Deloitte for services rendered to Lone Star, other than the audit services described above, for the fiscal year ended December 31, 2002 were $104,998, (20.6% of the total fees for 2002), including audit related services of $104,998 and non-audit services of $0. Audit related services primarily related to employee benefit plan audits, acquisition due diligence reviews and reviews of registration statements and periodic reports filed with the Securities and Exchange Commission.

        The Audit Committee considers whether the provision of non-audit services by Deloitte to Lone Star is compatible with maintaining the auditor's independence.

Policy of Lone Star regarding Non-Audit Services

        In accordance with the Audit Committee's charter, the engagement of Lone Star's independent auditors to provide non-audit services (including tax services) will be approved in advance by the Committee.

SELECTION OF INDEPENDENT AUDITORS

        As of the date of this Proxy Statement, the Audit Committee has not decided which accounting firm will be retained by Lone Star and its subsidiaries as their independent auditors for the fiscal year ending December 31, 2003. The Audit Committee is taking a very deliberative approach in making that decision.

        In selecting Lone Star's independent auditors, the Audit Committee will consider all relevant factors, including the firm's technical competence and independence, the capabilities of the key partners and managers of the firm who are responsible for the audit, the firm's quality control procedures, the value of continuity, and the firm's familiarity with Lone Star's business.

PERFORMANCE CHART

        The following graph compares the yearly percentage change for the five-year period from January 1, 1998 to January 1, 2003 in the cumulative total returns on Lone Star's Common Stock, the S&P 500 Composite Stock Index and the S&P Oil & Gas Equipment & Services Index. The value of each investment was equal to $100 on January 1, 1998:

CUMULATIVE TOTAL RETURN COMPARISON
Five-year index (1/1/98 = 100)

	1998	1999	2000	2001	2002	2003
Lone Star Common Stock	$100.00	$35.683	$96.916	$135.683	$62.026	$52.476
S&P 500 Index	$100.00	$126.669	$151.402	$136.051	$118.306	$90.673
S&P Oil Equipment Index	$100.00	$57.266	$76.812	$101.791	$66.869	$58.199

PRINCIPAL SHAREHOLDERS

        The following table sets forth as of February 28, 2003, the number of shares of Lone Star Common Stock beneficially owned by each person known by Lone Star to own beneficially more than five percent of its outstanding Common Stock. Percentages are based on 28,396,628 shares of Common Stock of Lone Star which were issued and outstanding on that date. The information below and elsewhere in the Proxy Statement reporting share ownership of Lone Star is believed to be current based upon information made available to Lone Star prior to the date of this Proxy Statement.

Name and Address of Beneficial Holder	Amount of Beneficial Ownership		Percent of Outstanding Common Stock
Alpine Capital, L.P. 201 Main Street, Suite 3100 Fort Worth, Texas 76102	8,390,172	(1)(2)	29.55%
Keystone, Inc. 201 Main Street, Suite 3100 Fort Worth, Texas 76102	2,279,600	(2)(3)	8.03%
T. Rowe Price Associates, Inc. P. O. Box 17218 Baltimore, Maryland 21297	1,688,410	(4)	5.95%
U.S. Bancorp 800 Nicollet Mall Minneapolis, Minnesota 55402	1,544,667	(5)	5.44%

(1)
Alpine Capital, L.P. reports that it has sole voting and dispositive power as to these shares.

(2)
Based on the most recent amendment to a Schedule 13D and subsequent Form 4 filings. The Schedule 13D, reporting that these shares were acquired for investment purposes, was filed with the Securities and Exchange Commission jointly by Alpine Capital, L.P., Robert W. Bruce, III, Algenpar, Inc., J. Taylor Crandall, Keystone, Inc., The Anne T. and Robert M. Bass Foundation, Anne T. Bass, and Robert M. Bass. The Foundation is reported to have sole voting and dispositive power as to an additional 27,500 shares of Common Stock, with respect to which Anne T. Bass and Robert M. Bass are reported to have shared voting and dispositive power. The filing states that Anne T. Bass, Robert M. Bass and J. Taylor Crandall are the directors of the Foundation and that Robert W. Bruce III is a principal of The Robert Bruce Management Co., Inc., which has shared investment discretion over shares owned by the Foundation. The filing also states that Mr. Crandall and Mr. Bruce have shared voting and dispositive power as to the Foundation's shares and, along with Algenpar, Inc., have shared voting and dispositive power as to Alpine Capital, L.P.'s shares as well, which together total 8,417,672 shares and represent approximately 29.64 percent of the outstanding Common Stock. Alpine Capital, L.P. is reported to have two general partners, Robert W. Bruce III and Algenpar, Inc. J. Taylor Crandall is reported to be President and sole stockholder of Algenpar, Inc.

(3)
Keystone, Inc. and Robert M. Bass are reported to have sole voting and dispositive power as to these shares. The filing states that Robert M. Bass is President and sole director of Keystone, Inc. and that J. Taylor Crandall is Vice President and Chief Operating Officer of Keystone, Inc.

(4)
These securities are owned by various individual and institutional investors, for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investment and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities. Price Associates, however, expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
U.S. Bancorp is a bank holding company. Included in its beneficial ownership of 1,544,667 shares are 1,501,684 shares beneficially owned by U.S. Bancorp Asset Management, Inc., an investment adviser. U.S. Bancorp disclaims that it or any of its subsidiaries is a beneficial owner of these shares for any purpose other than complying with Section 13(g) of the Securities Exchange Act of 1934, as amended.

AMENDMENTS TO 1985 LONG-TERM INCENTIVE PLAN

Current Plan

        The 1985 Long-Term Incentive Plan (the "Plan") is a stock based incentive plan which authorizes the issuance of Lone Star Common Stock and certain cash payments under awards to key salaried employees (including officers and directors who are employees) of Lone Star and its subsidiaries for (a) stock options designed to meet the requirements of Section 422 of the Internal Revenue Code ("incentive stock options"), (b) stock options which do not meet those requirements ("non-qualified stock options"), (c) stock appreciation rights, either separately or in tandem with the award of stock options, (d) restricted stock grants, (e) performance unit grants and (f) stock in payment of incentive compensation earned under Lone Star's bonus program. The Plan also provides for awards of stock options to non-executive directors of Lone Star (directors of Lone Star who are not employees of Lone Star or of a subsidiary). Subsequent to April 9, 1995, the tenth anniversary of the inception of the Plan, incentive stock options cannot be granted pursuant to the Plan. The aggregate number of shares that may be issued under the Plan cannot exceed 5,700,000 shares of Common Stock. See "Proposed Amendments" for a description of the amendment to the Plan that will increase the aggregate number of shares that may be issued under the Plan to 6,700,000.

        As of February 28, 2003, options to purchase an aggregate of 2,669,225 shares of Common Stock were outstanding under the Plan, 218,422 shares of restricted stock had been issued under the Plan and 1,139,103 shares were available for future grant. The market value of all shares of Common Stock issued as restricted stock or subject to outstanding options under the Plan was $52,901,693 (based on the closing price of Common Stock on the New York Stock Exchange on February 28, 2003). During 2002, options to purchase an aggregate of 467,500 shares of Common Stock were granted to employees and 72,750 shares of restricted stock were issued to employees. The current executive officers of Lone Star held options as of February 28, 2003 covering the following numbers of shares of Common Stock: Rhys J. Best, 530,000; W. Byron Dunn, 225,000; Larry J. Sims, 72,500; Charles J. Keszler, 152,500; and Robert F. Spears, 143,750. The directors of Lone Star held options as of that date covering the following numbers of shares of Common Stock: Frederick B. Hegi, Jr., 137,500; Robert L. Keiser, 12,500, Robert Kelley, 21,875; M. Joseph McHugh, 46,875; Thomas M. Mercer, Jr., 109,100; Alfred M. Micallef, 37,500; and Jerry E. Ryan, 35,000.

        The following summary briefly describes the principal features of the current Plan, before giving effect to the amendments that are being voted on by the shareholders at the Annual Meeting and are described below under "Proposed Amendments."

        The Plan provides that the Board of Directors may establish a committee (the "Committee") consisting of not less than two nor more than ten members of the Board of Directors who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code to administer the Plan and grant awards thereunder. Currently, the Plan is administered by the Human Resources Committee (formerly, the Compensation Committee), which is composed of three directors: Messrs. Hegi, Kelley, and Micallef.

        The Committee determines those key salaried employees (including officers and directors who are employees) of Lone Star and its subsidiaries who are to be granted awards under the Plan and the number of shares to be optioned to such participants. The Plan has an annual limit of 200,000 on the number of shares with respect to which options and stock appreciation rights can be granted to any individual. See "Proposed Amendments" for a description of the amendment to the Plan that will increase this annual limit from 200,000 shares to 300,000 shares. Non-executive directors of Lone Star participate in the Plan, but only with respect to the award of stock options.

        Following each of the Annual Meetings in 1993, 1995 and 1997, each non-executive director then in office received a stock option for 25,000 shares of Common Stock of Lone Star and following the Annual Meeting in 1998 and each Annual Meeting after that, each non-executive director has received a stock option for 12,500 shares of Common Stock, all under the terms of the Plan (subject to an overall limitation of 1,250,000 shares that may be issued for such options) with an exercise price at the fair market value of the Common Stock on the date the options were granted. See "Proposed Amendments" for a description of the amendment to the Plan that will increase the shares that may be issued for non-executive directors' options from 1,250,000 to 1,650,000. The Human Resources Committee has the authority to grant, in its discretion, to a new non-executive director upon his or her election a stock option for up to 12,500 shares.

        The per share price at which shares of Common Stock may be purchased under an employee's option is determined by the Committee at the time such option is granted and may not be less than the per share fair market value of the Common Stock on the date of grant.

        No option is exercisable until at least one year from the date of grant. The Committee may at the time of granting any option to an employee add additional restrictions as it may deem advisable as to the time such option or any part thereof may become exercisable. All options that have been granted to employees under the Plan to date have, and all options granted to non-executive directors since 1993 are required by the Plan to have, an exercise price equal to the fair market value of the Common Stock on the date of grant, and most options have a four-year vesting schedule consisting of cumulative installments of 25 percent each on and after each anniversary date following the date of grant.

        The right to exercise any option terminates on the earliest of the following dates (subject to the special rules governing a "change in control"):

  (1)
  Ten years after the date the option is granted;

  (2)
  Three months after the date the optionee shall cease to be a director of Lone Star or an employee of Lone Star or a subsidiary of Lone Star, unless such cessation of directorship or employment is by reason of the optionee's "retirement" or death or unless death occurs within such three months;

  (3)
  36 months after the date of the optionee's "retirement", unless the optionee dies during that 36-month period; or

  (4)
  36 months after the date of the optionee's death.

        Options will vest (become fully exercisable) upon the "retirement" of the holder of the options. "Retirement" is defined as retirement from employment with Lone Star or a subsidiary or cessation of service as a director of Lone Star (i) at or after age 55 but prior to age 65 and with the approval of the Committee or (ii) at or after age 65. In determining whether to approve the "retirement" of an optionee prior to age 65, the Committee may consider any information provided by the optionee, including whether the optionee intends to work for a competitor of Lone Star and its subsidiaries. The option holder will have 36 months after "retirement" (but not beyond the option's original term) to exercise his or her options. If the optionee's employment or directorship ceases for any reason other than the optionee's "retirement" or death, his or her option will not vest, and the optionee will have three months after the date his or her employment ceases (but not beyond the option's original term) to exercise the option to the extent it was exercisable on the date of such cessation. If the optionee dies (i) while employed by Lone Star or a subsidiary, (ii) while a director, (iii) within three months after cessation of such employment or directorship for any reason other than "retirement" or death or (iv) within 36 months after "retirement", the option he or she holds will vest, and the option may be exercised within 36 months after the optionee's death by the optionee's estate or heirs (but not beyond the option's original term).

        If the employment of Lone Star's chief executive officer is terminated by Lone Star without "cause" or is terminated by the chief executive officer for "good reason," one half of his unvested options and other awards will fully vest on the date of termination, and the other half of his unvested options and other awards will fully vest on the second anniversary of the date of termination or such earlier date that the Board or the Human Resources Committee may determine in its discretion. "Cause" and "good reason" will have the definitions set forth in an employment agreement between Lone Star and its chief executive officer in effect at the time of his employment termination or, in the absence of such an agreement, the definitions of those terms in the Plan. The chief executive officer will have 36 months after the date of termination (but not beyond the option's original term) to exercise his options.

        Absence on approved leave is not considered a cessation of employment.

        The Plan provides for the continuation of an option held by an employee if he or she becomes a non-executive director and for the continuation of an option held by a non-executive director if he or she becomes an employee.

        A participant's options and other awards will fully vest if his or her employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason" within two years after a "change in control" of Lone Star occurs, a non-executive director's options will fully vest if he or she is removed or not reelected as a director of Lone Star without "cause" within two years after a "change in control" of Lone Star occurs and the vesting of a participant's options and other awards will accelerate under the Plan if his or her employer ceases to be a subsidiary of Lone Star. A participant or non-executive director referred to in the preceding sentence will have 36 months after termination of his or her employment or directorship or the change in control of a subsidiary (but not beyond the original term of the option) to exercise his or her options. All outstanding options and awards under the Plan will vest if (i) Lone Star's shareholders vote on a merger or other transaction in which they would not receive any voting common stock of Lone Star's successor or (ii) a "change in control" of Lone Star occurs and it is the first step in an attempt to acquire all of the stock or assets of Lone Star and the contemplated second step is a merger or other transaction described in (i).

        If a "change in control" of Lone Star occurs, one half of the unvested options and other awards held by Lone Star's chief executive officer will fully vest on the date of that occurrence, and the other half of his unvested options and other awards will fully vest on the second anniversary of the date of that occurrence or such earlier date that the Board or the Human Resources Committee may determine in its discretion.

        The Plan defines a "change in control" of Lone Star, in general, as (i) a change in control required to be reported under Regulation 14A of the Securities Exchange Act of 1934, (ii) more than 50 percent of Lone Star's stock becomes beneficially owned by an entity, person or group, (iii) a majority of the Board ceases to be made up of "qualified directors" during any 24 month period, (iv) any merger, consolidation or sale of assets of Lone Star in which Lone Star's shareholders do not continue to own more than 50 percent of the voting stock of the surviving entity or (v) the approval by Lone Star's shareholders of Lone Star's liquidation or dissolution. A "qualified director" is any individual who was a director of Lone Star at the beginning of the 24 month period or was nominated for election or was elected to the Board during that period by two-thirds of the "qualified directors" still in office.

        "Cause" for termination of a participant's employment means his or her illegal conduct or gross misconduct that in either case is willful and results in material damage to the employer's business or reputation or his or her willful failure or refusal to perform his or her duties or obligations to the employer or to comply in all material respects with the lawful directives of the employer's chief executive officer or board of directors, provided that the employee has received written notice from the employer stating the nature of such failure or refusal and has reasonable opportunity to correct the stated deficiency.

        "Cause" for termination of a non-executive's directorship means his or her illegal conduct or gross misconduct that in either case is willful and results in material damage to Lone Star's business or reputation or his or her willful failure or refusal to perform his or her duties or obligations to Lone Star.

        "Good Reason" with respect to the voluntary termination of a participant's employment means the occurrence, after a "change in control", of (i) any adverse change in his or her status, position, authority or responsibilities, (ii) a reduction of his or her compensation, or (iii) any material change in his or her employment location.

        Awards made under the Plan are not transferable except by will or the laws of descent, provided, however, that non-qualified stock options may be transferred as a gift by an optionee to that optionee's family members. "Family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse or sibling, including adoptive relationships, a trust in which these persons have 100 percent of the beneficial interest, a foundation in which these persons (or the optionee) control the management of assets, and any other entity in which these persons (or the optionee) own 100 percent of the voting interests. With respect to any option transferred to a family member, the family member transferee will be entitled to exercise the option and be issued shares upon such exercise upon the same terms and conditions as the optionee, including the right to exercise the option during the applicable period of time following the original option holder's cessation or termination of employment, retirement or death.

        The Committee may in its discretion grant to employees rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to an option granted prior to the grant of such rights, from the date of grant of such related option to the date of exercise. The Committee may at the time of granting any stock appreciation right add certain additional conditions and limitations to that right.

        Stock appreciation rights may be granted in tandem with or by reference to a related option (in which event the grantee may elect to exercise either the option or the appreciation rights, but not both, as to any of the same shares subject to the option and the rights) or appreciation rights may be granted independently of any option. Appreciation rights granted in tandem with or by reference to a related option are exercisable only to the extent that the related option is exercisable and the fair market value of the Common Stock exceeds the per share option price of such option.

        Upon exercise of a stock appreciation right, the grantee is paid the excess of the then fair market value of the number of shares of Common Stock to which the appreciation right relates over the fair market value of such number of shares at the date of grant of the appreciation right or of the related option, as the case may be. Such excess will be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in any combination thereof.

        Termination of the right to exercise any stock appreciation right is the same as described above with respect to options.

        The Committee may in its discretion award to any employee shares of Common Stock. Such awards may be contingent on the participant's continuing employment for a period to be specified in the award, which may not be less than one nor more than ten years from the date of award, and/or on any other contingencies, additional terms and conditions as the Committee in its sole discretion may deem appropriate.

        The Committee may in its discretion grant to any employee awards consisting of performance units which have a monetary value which may or may not be equivalent to shares of Common Stock. The vesting of performance units are, and their value may be, contingent on the achievement over a period of not less than two nor more than ten years of such individual, corporate, division, subsidiary, group or other objectives as are established by the Committee.

        The Plan will terminate on April 9, 2005. Awards then outstanding will not be affected by such termination.

        Lone Star's Board of Directors may amend, supplement or suspend the Plan, but it cannot (a) impair any awards already made or (b) without the approval of the shareholders, (i) increase the number of shares of Common Stock which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants or non-executive directors under the Plan or (iv) provide for the grant of options to purchase Common Stock at less than the fair market value per share thereof on the date of grant. The provisions of the Plan which govern non-executive directors' options cannot be amended more than once every six months, other than to comport with changes in the Internal Revenue Code and the Employee Retirement Income Security Act of 1974.

        For federal income tax purposes, the recipient of a non-qualified stock option under the Plan will not realize income upon the grant of the option but will realize ordinary income on the date the option is exercised in the amount of the excess, if any, of the fair market value of the stock on the exercise date over the exercise price. Subject to Section 162(m) of the Internal Revenue Code, the amount of ordinary income realized by the optionee upon exercise of the option will be deductible in computing the taxable income of Lone Star. The option holder will have a basis in the stock acquired equal to the fair market value of the stock at the date of exercise. Any gain or loss realized upon the subsequent sale of stock acquired on the exercise of the option will be a short-term or long-term capital gain or loss depending on the optionee's holding period. The vesting of options may be accelerated pursuant to the terms of the Plan. That acceleration may be determined to be, in whole or in part, a "parachute payment" as defined by the Internal Revenue Code if it arises in connection with a change in control of Lone Star, and, in that event, option holders will be subject to a special excise tax of 20 percent on the "excess parachute payment" as defined by the Code. In addition, Lone Star will not be allowed a deduction for any "excess parachute payment." This brief description of the federal income tax treatment of non-qualified stock options applies to the current Plan and the Plan as amended by the proposed amendments described below. This summary does not purport to be complete and reference is made to the applicable provisions of the Code.

Proposed Amendments

        The Board of Directors has adopted, subject to shareholder approval at this Annual Meeting, amendments to the Plan that increase the total number of shares that may be issued under the Plan by 1,000,000, increase the number of shares that may be issued under the Plan to non-executive directors by 400,000, and increase the annual limit on the number of shares with respect to which options and stock appreciation rights can be granted to any individual by 100,000.

        As of February 28, 2003, 1,139,103 shares were available for issuance under the Plan. The Board of Directors has determined that it is in the best interests of Lone Star and its shareholders to authorize additional shares for issuance under the Plan so that an adequate number of shares are available for Plan purposes. Accordingly, the Board of Directors adopted, subject to shareholder approval at this Annual Meeting, amendments to the Plan that increase the total number of shares that may be issued under the Plan to all participants from 5,700,000 to 6,700,000 and increase the number of shares that may be issued under the Plan to non-executive directors from 1,250,000 to 1,650,000.

        The Plan currently has an annual limit of 200,000 shares with respect to which options and stock appreciation rights can be granted to any individual. The Board believes that the 200,000 share limit is too restrictive and has increased it to 300,000 shares, subject to shareholder approval at this Annual Meeting.

        The amendments are not being proposed in response to any known effort to acquire control of Lone Star and are not part of any series of anti-takeover measures by Lone Star. The amendments are not believed to have the effect of discouraging attempts to gain control of Lone Star.

        These amendments to the Plan will be approved at the Annual Meeting if the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote thereon vote in favor of the amendments. The enclosed proxy provides a means for shareholders to vote for the approval of the amendments, to vote against the approval of the amendments or to abstain from voting with regard to approval of the amendments. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. If a shareholder executes and returns a proxy but does not specify otherwise, the shares represented by such shareholder's proxy will be voted FOR approval of the amendments. Pursuant to Delaware law and Lone Star's Certificate of Incorporation and By-Laws, abstentions will be counted for purposes of determining whether a quorum is present. Each abstention will be counted for purposes of determining the number of shares present and entitled to vote on the amendments and therefore will have the same effect as a vote against the proposal. The Board of Directors recommends that shareholders vote FOR the approval of the amendments.

OTHER MATTERS

        The Annual Meeting has been called for the purposes set forth in the Notice of Annual Meeting to which this Proxy Statement is appended. It is not anticipated that matters other than the election of Directors and the approval of the amendments to the Long-Term Incentive Plan as described in the Notice and this Proxy Statement will be brought before the meeting for action. If any other matters do properly come before the meeting, it is intended that votes thereon will be cast for all shares represented by unrevoked proxies solicited hereby which are received prior to the voting thereon in accordance with the best judgment of any of the persons authorized to vote as proxies.

ACCOUNTANTS

        As of the date of this Proxy Statement, the Audit Committee had not appointed the independent public accountants of Lone Star and its subsidiaries for the fiscal year ending December 31, 2003. Deloitte & Touche LLP, which was initially engaged by Lone Star in June 2002, served as independent public accountants for Lone Star for the fiscal year ended December 31, 2002.

        On June 6, 2002 Lone Star dismissed Arthur Andersen LLP, which had served as Lone Star's independent public accountants for the fiscal year ended December 31, 2001. Arthur Andersen's report on Lone Star's financial statements for 2001 neither contained an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by Lone Star's Board of Directors. During 2001 and the subsequent interim period prior to such change in accountants, there were no disagreements with

Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

COST AND METHOD OF PROXY SOLICITATION

        The cost of this proxy solicitation will be paid by Lone Star. In addition, Lone Star will reimburse brokers and other custodians, nominees, and fiduciaries for their expenses in sending proxies and proxy materials to their principals. Officers and other regular employees of Lone Star and, if necessary, its subsidiaries may request by telephone, telegram, or in person the return of proxies. Those officers and other regular employees of Lone Star or subsidiaries will not receive additional compensation in connection with any solicitation of proxies.

ANNUAL REPORT AND FORM 10-K

        The Annual Report to Shareholders of Lone Star for the year ended December 31, 2002, including the Annual Report on Form 10-K for the same period (without exhibits), has been mailed to shareholders of record as of March 24, 2003. A copy of the Annual Report on Form 10-K has been filed with the Securities and Exchange Commission and will be furnished (without exhibits) without charge to shareholders upon written request to Lone Star Technologies, Inc., P. O. Box 803546, Dallas, Texas 75380-3546, ATTN: Charles J. Keszler, Corporate Relations.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Shareholder proposals for consideration at the 2004 Annual Meeting of Shareholders must be received no later than December 1, 2003, at Lone Star's principal executive office, 15660 N. Dallas Parkway, Suite 500, Dallas, Texas 75248, directed to the attention of the Secretary.

Exhibit A

AMENDED AND RESTATED
CHARTER OF THE
AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF LONE STAR TECHNOLOGIES, INC.

(Adopted by the Audit Committee on November 6, 2002
and adopted On December 2, 2002
and amended on March 20, 2003 by the Board of Directors)

I. PURPOSE

        This Charter (the "Charter") shall govern the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Lone Star Technologies, Inc., a Delaware corporation (the "Company"). The purpose of this Charter is to assist and direct the Committee in performing the following primary responsibilities:

  •
  Oversee, or assist the Board in overseeing, as appropriate, the integrity of the Company's financial statements and the Company's compliance with legal and regulatory requirements; [NYSE Manual § 303A, ¶7(b)(i)(A) (Proposed)]

  •
  Monitor the Company's financial reporting processes and its internal audit function regarding finance and accounting; [NYSE Manual § 303A, ¶7(b)(i)(A) (Proposed)]

  •
  Select, appoint, compensate, oversee, evaluate (including the qualifications and independence of) and, where appropriate, replace the "registered public accounting firm"(1) employed by the Company as its independent auditors to prepare or issue an audit report or related work and to cause such independent auditors to report directly to the Committee; [Sarbanes-Oxley § 301; NYSE Company Manual § 303.01(B)(1)(b); NYSE Manual § 303A, ¶7(b)(i)(A) (Proposed)]

(1)
As defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002.

•
Provide a forum for communication among the Board, the independent auditors, and financial and senior management of the Company, including the resolution of disagreements between management and the independent auditors regarding financial reporting and the establishment of procedures to handle complaints regarding accounting, internal audit control and auditing matters; [Sarbanes-Oxley § 301]

•
Prepare the Committee's report for inclusion in the Company's annual proxy statement; and [NYSE Manual § 303A, ¶ 7(B)(i)(B) (Proposed)]

•
Report the results of its oversight responsibilities to the Company's stockholders.

        The Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and, for this purpose, to retain on behalf of the Committee outside counsel, accountants or other experts. [NYSE Manual § 303A, ¶ 7(B)(ii)(E) (Proposed)]

II. COMPOSITION

        The Committee shall be comprised of three or more directors, each of whom has been affirmatively determined by the Board to be an "independent director" satisfying the standards and rules of the New York Stock Exchange (the "NYSE"). [NYSE Manual § 303A, ¶2 (Proposed)] The affirmative determination by the Board that Committee members are independent directors shall be made no later than the first Board meeting held after the standards and rules of the NYSE regarding director independence are adopted.

        Each member of the Committee may not receive compensation from the Company other than director's fees and may not, other than in his or her capacity as a member of the Committee, the Board or any other Board Committee:

  •
  accept any consulting, advisory or other compensatory fee from the Company; or

  •
  be an affiliated person of the Company or any subsidiary thereof.

[Sarbanes-Oxley § 301, NYSE Manual § 303A, ¶6 (Proposed)]

        Each member shall be financially literate, or must become financially literate within a reasonable period of time after being elected to the Committee, and at least one member shall be a "financial expert" within the meaning of the rules and regulations of the Securities and Exchange Commission (the "SEC") who through education and experience as a public accountant or auditor or a principal financial officer, comptroller, or principal accounting officer of an issuer (or from a position involving the performance of similar functions) has

  •
  an understanding of generally accepted accounting principles and financial statements;

  •
  experience in

  •
  the preparation or auditing of financial statements of generally comparable issuers; and

  •
  the application of such principles in connection with accounting for estimates, accruals and reserves;

  •
  experience with internal auditing controls; and

  •
  an understanding of audit committee functions.

[Sarbanes-Oxley § 407].

        Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. If a member is unable to serve a full term, the Board shall elect a replacement. The Board shall appoint one of the members of the Committee to be Committee Chairperson.

III. MEETINGS

        The Committee shall meet at least four times annually, and more frequently as circumstances dictate.

        More specifically, the Committee shall meet:

  •
  on a quarterly basis with management and the independent auditors to review the Company's interim financial statements in accordance with Section VI.1;

  •
  at least annually with the Company's independent auditors with respect to independence and quality control issues involving such auditors pursuant to Sections VI.14 and VI. 21; and [NYSE Manual § 303A, ¶ 7(b)(ii)(B) (Proposed); not clear that meeting is required]

2

  •
  at least annually with the Company's management and independent auditors with respect to the Company's audited year-end financial statements pursuant to Section VI.4. [NYSE Manual § 303A, ¶ 7(b)(ii)(C) (Proposed)]

        The Committee shall periodically meet separately with the Company's management, with its internal auditors (or other personnel responsible for the internal audit function) and with its independent auditors. [NYSE Manual § 303A, ¶ 7(b)(ii)(G) (Proposed)]

        Committee meetings and communications shall be either in person or by conference telephone call. Except to the extent separate meetings are otherwise required, meetings with management and the independent auditors may be either separate or combined at the discretion of the Committee. Minutes shall be prepared for each meeting of the Committee, which minutes shall be submitted to the Committee for approval at a later meeting. The minutes of all meetings of the Committee shall be sent to the Secretary of the Company for filing.

IV. ACCOUNTABILITY

        The independent auditors shall be ultimately accountable to the Committee. The Committee shall have ultimate authority and responsibility to select, appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditors. [Sarbanes-Oxley § 301]

V. RESPONSIBILITIES

        The responsibilities of the Committee are set forth in this Charter. The responsibility of management is to prepare the Company's financial statements. The responsibility of the independent auditors is to audit those financial statements.

VI. SPECIFIC DUTIES

        To fulfill its responsibilities, the Committee shall:

  Financial Reporting Review

          1.    In accordance with Statement on Auditing Standards No. 71, and considering Statement on Auditing Standards No. 61 ("SAS No. 61") as it relates to interim financial information, review and discuss the Company's quarterly operating results with management and the independent auditors. If practicable the review and discussion shall occur prior to release of the Company's operating results, but in any event it shall occur prior to filing of the Company's quarterly report on Form 10-Q with the SEC. The Chairperson of the Committee may represent the entire Committee for purposes of this review and discussion.

          2.    Prior to distribution, review and discuss the quarterly financial statements of the Company with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." [NYSE Manual § 303A, ¶ 7(b)(ii)(C) (Proposed)]

          3.    On a quarterly basis (and as of a date within 90 days prior to the filing of the Company's periodic reports on Form 10-K and Form 10-Q), review a report from the Company's Chief Executive Officer and Chief Financial Officer disclosing to the Committee:

    •
    all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and that such officers have identified for the Company's auditors any material weaknesses in such internal controls; and

3

    •
    any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

        [Sarbanes-Oxley § 302(a)(5)]

          4.    Prior to distribution, review and discuss the annual audited financial statements of the Company with management and the independent auditors, (i) with specific attention to those matters required to be discussed by SAS No. 61, and (ii) including a review and discussion of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." [NYSE Manual § 303A, ¶ 7(b)(ii)(C) (Proposed)]

          5.    Based on the review and discussions described in Sections VI.3, VI.4, VI.7 and other provisions of this Charter, determine whether the audited financial statements of the Company be included in the Company's annual report on Form 10-K to be filed with the SEC.

          6.    Prepare the Committee's report for inclusion in the Company's annual proxy statement; [NYSE Manual § 303A, ¶7(b)(i)(B) (Proposed)].

          7.    Review and discuss the report from the Company's independent auditors as to:

    •
    all critical accounting policies and practices to be used;

    •
    all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by such independent auditors; and

    •
    other material written communications between such independent auditors and management of the Company.

        [Sarbanes-Oxley § 204]

          8.    Review and discuss with the independent auditors their evaluation of the Company's financial reporting processes, both internal and external.

          9.    Review and discuss with the independent auditors their judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting (with management to be included in these discussions at the discretion of the Committee).

          10.  Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the Company's independent auditors. [NYSE Manual § 303A, ¶7(b)(ii)(G) (Proposed)]

          11.  Review and discuss with the independent auditors and management the extent to which changes in financial or accounting practices, as approved by the Committee, have been implemented, and plans for future implementation.

          12.  Review with the Company's independent auditors any audit problems or difficulties and management's response. [NYSE Manual § 303A, ¶7(b)(ii)(H) (Proposed)]

          13.  Discuss earnings, press releases and financial information and earnings guidance provided to analysts and rating agencies. [NYSE Manual § 303A, ¶7(b)(ii)(D) (Proposed)]

  Independent Auditors

          14.  (i) At least annually, obtain and review a report by the Company's independent auditors describing all relationships between the Company and such auditors; [NYSE Manual § 303A ¶7(b)(ii)(B) (Proposed); not clear that meeting is required] (ii) receive the written disclosures and the letter required by Independence Standards Board Standard No. 1 from the independent

4

  auditors and discuss with them the disclosures, the letter and their independence; (iii) discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iv) take appropriate action in response to the independent auditors' written disclosures for the Committee to satisfy itself of the independent auditors' independence.

          15.  Approve in advance the engagement of the Company's independent auditors to provide both auditing services (including comfort letters in connection with securities underwritings) and non-audit services (including tax services); provided, however, the Company's independent auditors may not be engaged to provide any of the following non-audit services:

    •
    Bookkeeping or other services relating to the accounting records or financial statements of the Company;

    •
    Financial information systems design and implementation;

    •
    Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

    •
    Actuarial services;

    •
    Internal audit outsourcing services;

    •
    Management functions or human resources;

    •
    Broker or dealer, investment advisor or investment banking services;

    •
    Legal services and expert services unrelated to the audit; and

    •
    Such other services as the Public Company Accounting Oversight Board may determine, by regulation, to be impermissible.

        [Sarbanes-Oxley § 201 and § 202]

          16.  Confirm that both the lead (or coordinating) audit partner at the Company's independent accountants that has primary responsibility for the audit of the Company's financial statements and the audit partner responsible for reviewing the audit have not performed audit services for the Company in each of the five previous fiscal years before the current audit. [Sarbanes-Oxley § 203; could delete, as requirement is technically applicable to independent auditors]

          17.  Confirm that none of the following Company officers has been employed by the Company's independent auditors and participated in any capacity in an audit of the Company during the one-year period preceding the date that the independent auditors commenced their audit:

    •
    the Chief Executive Officer;

    •
    the comptroller;

    •
    the Chief Financial Officer;

    •
    the chief accounting officer; and

    •
    any person serving in an equivalent position to those named above.

        [Sarbanes-Oxley § 206]

          18.  Set clear hiring policies for employees or former employees of the Company's independent auditors. [NYSE Manual § 303A, ¶7(b)(ii)(I) (Proposed)]

          19.  Prior to commencement of work on the annual audit by the independent auditors, discuss with them the overall scope and plan for the audit.

5

          20.  Following completion of work on the annual audit, discuss with the independent auditors and management the adequacy and effectiveness of the Company's systems of internal controls regarding finance and accounting.

          21.  At least annually, obtain and review a report by the Company's independent auditors describing their internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits conducted by such firm and any steps taken to deal with such issues. [NYSE Manual § 303A, ¶7(b)(ii)(B) (Proposed); not clear that meeting is required]

          22.  Review the performance of the independent auditors annually.

  Confirm Independence

          23.  Confirm, at least annually, that the members of the Committee continue to meet all NYSE requirements for independence.

          24.  Confirm that the Company has made to the NYSE all required affirmations regarding (i) the independence, financial literacy and accounting or related financial management expertise of the members of the Committee and (ii) the annual review and reassessment of this Charter.

  Charter Review

          25.  Review and assess the adequacy of this Charter annually, recommending appropriate changes for Board approval.

  Legal and Other Matters

          26.  Review with the Company's legal counsel (i) legal compliance matters and (ii) other legal matters that could have an impact on the Company's financial statements.

          27.  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. [Sarbanes-Oxley § 301]

          28.  Discuss policies with respect to risk assessment and risk management. [NYSE Manual § 303A, ¶7(b)(ii)(F) (Proposed)]

          29.  Report regularly to the Board. [NYSE Manual § 303A, ¶7(b)(ii)(J) (Proposed)]

  Performance Review

          30.  Annually perform an evaluation of the Committee's performance, report the results of such evaluation to the Board and receive directions or suggestions from the Board on areas in which the Committee's performance could be improved. [NYSE Manual § 303A, ¶7(b)(iii) (Proposed)]

6

Appendix to, not part of, the Proxy Statement
LONE STAR TECHNOLOGIES, INC. 1985 LONG-TERM INCENTIVE PLAN
(as amended through May 9, 2002)

        Section 1.    PURPOSE.    The purpose of the Lone Star Technologies, Inc. 1985 Long-Term Incentive Plan ("Plan") is to attract and retain able and experienced directors for Lone Star Technologies, Inc. ("Company") from outside the ranks of the employees of the Company and its subsidiaries and to attract and retain key salaried employees for the Company and its subsidiaries, to provide an incentive for such directors and employees to exert maximum efforts for the Company's success and to reward such efforts by enabling the directors and employees to participate in such success through the ownership and performance of shares of the Company's Common Stock ("Common Stock") and, in the case of employees, also through monetary rewards.

        Section 2.    ADMINISTRATION.    The Board of Directors of the Company ("Board of Directors") may establish a Committee ("Committee") consisting of not less than two nor more than ten members of the Board of Directors who are non-executive directors (a person who is a director of the Company but not an employee of the Company or any of its subsidiaries, is a "non-executive director" as that term is used under the Plan), notwithstanding that non-executive directors are eligible to participate under the Plan or have received options, to administer the Plan and to award under the Plan to key salaried employees of the Company and its subsidiaries options (along with options granted to non-executive directors under the Plan, "Options"), stock appreciation rights, restricted stock grants, and performance units grants (together with Options granted to non-executive directors under the Plan, collectively referred to herein as "awards", and individually as "award"). Each member of the Committee shall be an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Committee shall be appointed from time to time by and serve at the pleasure of the Board of Directors. The Committee shall have the power where consistent with the general purpose and intent of the Plan to adopt rules and regulations and prescribe forms for use in connection with the Plan. The Committee shall have the authority to interpret the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision, or determination made by the Committee shall be conclusive. A majority of the Committee shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a duly held meeting. In the absence of a Committee, all authority of the Committee under the Plan shall be vested in and exercisable by the Board of Directors. Notwithstanding the foregoing, the Committee shall have no power or authority under this section of the Plan to alter or modify any explicit provisions in the Plan.

        Section 3.    SHARES SUBJECT TO THE PLAN.    The aggregate number of shares of stock which may be issued under the Plan shall not exceed five million seven hundred thousand (5,700,000) shares of Common Stock. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option or restricted stock grant lapses, is canceled, is forfeited or is otherwise terminated, as to any shares, such shares shall again become available under the Plan. If, however, any Option or portion thereof is surrendered in exchange for shares issued pursuant to the exercise of a stock appreciation right or in exchange for the retention of restricted stock granted in tandem with an Option, any excess of the number of shares covered by the Option or portion thereof so surrendered over the number of shares so issued or retained in exchange shall not again be made available under the Plan.

        Section 4.    PARTICIPATION IN THE PLAN.    The Committee shall determine from time to time those key salaried employees (including officers and directors who are employees) of the Company and its subsidiaries who are to be granted awards hereunder (such individuals are referred to herein as "participants"). In making its determination, the Committee may consider such factors as in its discretion it considers appropriate. Participants may be granted more than one award. Participation in the Plan by a participant or a non-executive director shall not confer upon any participant or upon any non-executive director any right with respect to continuation of such participant's employment by the

Company or a subsidiary, or seat on the Board of Directors, as the case may be, nor interfere with the right of the Company or such subsidiary to terminate at any time employment of any participant. An award shall not confer any rights as a stockholder upon the holder thereof, except only as to shares actually issued pursuant to the Plan.

        Section 5.    OPTIONS.    The Committee shall determine from time to time those participants who are to be granted Options and the number of shares to be optioned to such participants. The aggregate number of shares with respect to which Options and stock appreciation rights can be granted under Sections 5 and 9 of the Plan to any one individual during any calendar year shall not exceed 200,000, subject to adjustment pursuant to Section 14 hereof. Any Option to participants may, in the discretion of the Committee and subject to the limitation of this Section 5, be either an incentive stock Option or non-qualified stock Option. An "incentive stock Option" shall mean a stock Option meeting the requirements for an incentive stock Option under the provisions of Section 422 (or any provision substituted therefor) of the Internal Revenue Code of 1986, as amended (the "Code"), at the time of grant of such Option, and notwithstanding any other provision of the Plan, an Option intended to be an incentive stock Option must be granted by the tenth anniversary date of the approval of the Plan by Northwest Industries, Inc. and shall be subject to such additional or more restrictive terms and conditions as the Committee shall determine may be necessary to meet such requirements or deem reasonable and consistent with the purposes of incentive stock Options. The fair market value of the shares of Common Stock for which a participant is granted an incentive stock Option under the Plan prior to January 1, 1987 (determined on the date such Option is granted) shall not exceed in any calendar year the excess of (i) the sum of (a) $100,000 and (b) the unused limit carryover of such participant to such calendar year over (ii) the fair market value of all other shares for which the participant was granted incentive stock Options in such calendar year (such fair market value to be determined as of the date each such Option was granted) under all plans of the Company or any parent or subsidiary of the Company. For purposes of this Section 5 the unused limit carryover of a participant to any calendar year shall be the carryover determined under the following sentence reduced by the amount of such carryover which was used in prior calendar years, and for this purpose Options granted to the participant in any calendar year shall be treated as first reducing the $100,000 limitation and then as reducing the unused limit carryovers to such year in the order of the calendar years in which the carryover arose. The carryover shall be an amount determined for each calendar year after 1980 equal to one-half of the excess of (x) $100,000 over (y) the aggregate fair market value (determined as of the time the Option is granted) of the shares for which the optionee was granted incentive stock Options in such calendar year under all plans of the Company and any parent or subsidiary corporation of the Company, and such carryover shall be a carryover to each of the three succeeding calendar years. A "non-qualified stock Option" shall mean a stock Option which is not an incentive stock Option. The Options awarded to non-executive directors of the Company must be non-qualified stock Options.

        Section 6.    OPTION PRICE.    The per share price at which shares of Common Stock may be purchased by a participant under an Option shall be determined by the Committee at the time such Option is granted. The price at which shares of Common Stock may be purchased under an Option granted to a participant shall not be less than, and in the case of an Option granted to a non-executive director shall be equal to, the per share fair market value of the Common Stock on the date of grant of such Option. The fair market value shall mean the average of the high and low prices per share of the Common Stock on the principal United States securities exchange on which the Common Stock is listed or, if not so listed, on the National Association of Securities Dealers Automated Quotations System or any successor system then in use, on the date of grant or, if there are no sales on such date, on the next succeeding day on which there are sales. No shares shall be issued upon exercise of an Option until the Company receives full payment therefor together with (a) payment in cash equal to the amount of any state and federal taxes required to be withheld at the time of such issuance or (b) if no such taxes are required to be withheld at the time of such issuance, an agreement by the party

2

exercising the Option to pay to the Company the amount of state or federal taxes thereafter required to be withheld in respect of such issuance. Payment of the Option price shall be (i) in cash, (ii) in the discretion of the Committee by the transfer and delivery to the Company of shares of Common Stock having a fair market value on the date of exercise of such Option at least equal to the Option price or (iii) in the discretion of the Committee, any combination of (i) and (ii).

        Section 7.    EXERCISE OF OPTIONS.    No Option shall be exercisable until at least one year from the date of grant of such Option, and the Committee may at the time of granting any Option to a participant add such additional restrictions as it shall deem advisable as to the time within which such Option or any part thereof may become exercisable. The right of a participant or a non-executive director to exercise in whole or in part any Option shall not be affected by any outstanding stock Option previously granted to that person, except that each incentive stock Option granted to a participant under the Plan prior to January 1, 1987 (for the purposes of this Section 7 hereinafter referred to as the "new incentive Option") shall not be exercisable while there is outstanding any new incentive Option which was granted to such participant before the granting of such later new incentive Option, to purchase stock in the Company (or any parent or subsidiary of the Company or a predecessor of any such companies). For purposes of the preceding sentence, an incentive stock Option shall be considered to be outstanding until it (i) is exercised in full, (ii) expires by reason of the exercise of a stock appreciation right associated with such incentive stock Option, or (iii) lapses, whichever occurs first. In order to exercise an Option, a participant or non-executive director shall give written notice to the Secretary of the Company at the Company's main office in Dallas, Texas.

        Section 8.    NON-EXECUTIVE DIRECTORS STOCK OPTIONS.    Non-executive directors shall not be eligible to participate in the Plan beyond the granting of Options; further, not more than 1,250,000 shares of Common Stock may be issued under Options awarded to non-executive directors. Only shares of Common Stock issued upon exercise of Options which, when granted, were granted to individuals who were at the time non-executive directors shall be deemed "issued under Options awarded to non-executive directors". Shares issued to non-executive directors under Options granted when they were participants shall not count towards the 1,250,000 share limitation provided in this Section. Outstanding Options in effect immediately prior to the Company's annual shareholders meeting in 1993 to non-executive directors shall remain in effect according to their terms and as the same may be amended as contemplated under Section 18 hereof. Beginning with the year 1993, and continuing with the years 1995 and 1997, and ending with the year 1997, on the first business day after the Company's annual shareholders meeting each such year, each non-executive director in office at such time shall receive automatically, by virtue of this Plan, the award and grant of an Option for 25,000 shares of Common Stock. Beginning with the year 1998, and every year thereafter, on the first business day after the Company's annual shareholders meeting each such year, each non-executive director in office at such time shall receive automatically, by virtue of this Plan, the award and grant of an Option for 12,500 shares of Common Stock. Whenever a new non-executive director is elected, he or she may be granted Options, at the discretion of the Committee, for any number of shares of Common Stock not to exceed 12,500. All Options awarded to non-executive directors shall be non-qualified stock Options, and each such Option granted pursuant to the terms of the three foregoing sentences shall become exercisable for up to 25% of the total number of shares of Common Stock into which the Option may be exercised on and after the first anniversary of the date of the award, for up to 25% more (i.e. in total 50%) of those total shares on and after the second anniversary, for up to 25% more (i.e. in total 75%) of those total shares on and after the third anniversary and for up to 100% of those total shares (i.e. all the shares into which the Option may be exercised) on and after the fourth anniversary of the date of the Option award (each such Option to the extent exercisable may be exercised in full or in part at any time for the shares under the Option), at all times subject to the terms of Section 10 regarding the continued right to exercise under certain circumstances.

3

        Section 9.    STOCK APPRECIATION RIGHTS.    The Committee may in its discretion grant to any participant or participants rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to an Option granted prior to the grant of such rights, from the date of grant of such related Option to the date of exercise. Stock appreciation rights may be granted in tandem with or by reference to a related Option, in which event the grantee may elect to exercise either the Option or the rights, but not both, as to any of the same shares subject to the Option and the rights, or the rights may be granted independently of any Option. Rights granted in tandem with or by reference to a related Option shall be exercisable to the extent, and only the extent, that the related Option is exercisable and the then fair market value of the Common Stock exceeds the per share Option price of such Option. Rights granted independently of an Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. No stock appreciation right shall be exercisable prior to the expiration of one year following the date the right is granted. The Committee may at the time of granting any stock appreciation right add such additional conditions and limitations to such stock appreciation right as it shall deem advisable, including, but not limited to, the time within and extent to which such stock appreciation right shall be exercisable and the maximum amount of appreciation to be recognized with regard to such stock appreciation right. Upon exercise of a stock appreciation right, the grantee shall be paid the excess of the then fair market value of the number of shares of Common Stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related Option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in any such combination thereof, as may be provided in the grant of such right (which may permit the grantee to elect between cash and Common Stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right. If the participant will receive Common Stock upon the exercise of a stock appreciation right, then the Company shall be entitled to settle its obligation, arising out of the exercise of a stock appreciation right, to deliver any fractional shares in any manner the Committee, in its discretion, shall deem appropriate, including but not limited to, (a) the payment of cash in lieu of such fractional share or (b) by rounding the number of shares to be delivered up to the next full share and requiring a cash payment by the participant for such additional fractional share. In order to exercise any stock appreciation right, a participant shall give written notice to the Secretary of the Company at the Company's main office in Dallas, Texas.

        Section 10.    TERMINATION OF OPTIONS AND STOCK APPRECIATION RIGHTS, AND CHANGE OF STATUS.

        (a)  A participant's right to exercise any Option or stock appreciation right and right of a non-executive director to exercise any Option (Options and stock appreciation rights collectively referred to in subparts (a) through (d) only of this section as "Option") shall terminate on the earliest of the following dates:

          (1)  Ten years after the date the Option is granted.

          (2)  Three months after the date the participant shall cease to be employed by the Company or a subsidiary, or, if a non-executive director, the non-executive director shall cease to be a director of the Company, unless such cessation of employment or as a director is by reason of the participant's or non-executive director's Retirement or death or unless death occurs within such three months. "Retirement" means retirement from employment with the Company or a subsidiary or cessation of service as a director of the Company (i) at or after age 55 but prior to age 65 and with the approval of the Committee or (ii) at or after age 65. Any participant who retires from employment at or after age 55 but prior to age 65 shall inform the Committee in writing as to whether such participant intends to be employed by, or otherwise provide services to, any

4

  competitor of the Company or a subsidiary and shall provide the Committee with any other information that it may reasonably request. The Committee may consider the information provided by the participant and any other available information in determining whether to approve the participant's retirement. The determination of the Committee as to an individual's Retirement prior to age 65 shall be conclusive on all parties.

          (3)  36 months after the date of a participant's or non-executive director's Retirement, unless the participant or non-executive director dies during that six-month period.

          (4)  36 months after the date of a participant's or non-executive director's death.

        (b)  If a participant's employment by the Company or a subsidiary or directorship, in the case of a non-executive director, ceases for any reason other than Retirement or death without the participant or non-executive director having fully exercised the Option, the participant or non-executive director shall be entitled within three months (or any later period applicable under paragraph (c)) following the date of such cessation (but not more than ten years from the date such Option was granted) to exercise the Option to the full extent such Option was exercisable on the date of such cessation. In the case of a participant's or non-executive director's Retirement without the participant or non-executive director having fully exercised the Option, the Option shall become fully exercisable for up to 100% of the unexercised shares under the Option, and the participant or non-executive director shall be entitled within 36 months (or any later period applicable under paragraph (c)) following the date of Retirement (but not more than ten years from the date such Option was granted) to exercise the Option to the full extent such Option is exercisable.

        (c)  If a participant or non-executive director dies while employed by the Company or a subsidiary, or while a director in the case of a non-executive director, or within three months after cessation of such employment or directorship or within 36 months after Retirement, without having fully exercised his Option, such Option shall become fully exercisable for up to 100% of the unexercised shares under the Option, and the Option may be exercised within 36 months following such participant's or non-executive director's death (but not more than ten years from the date such Option was granted) by participant's or non-executive director's estate or by a person who acquired the right to exercise such Option by will or the laws of descent, to the full extent such Option is exercisable.

        Notwithstanding anything in this Section 10 to the contrary, if the employment of the Chief Executive Officer of the Company (the "CEO") is terminated by the Company without Cause or is terminated by the CEO with Good Reason (such capitalized terms are defined in an employment agreement between the Company and the CEO in effect at that time or, in the absence of such an agreement, are defined in Section 15 hereof) one-half of all unvested Options held by the CEO shall become fully exercisable upon the date of such termination for up to 100% of the unexercised shares under those Options, and the other half of the unvested Options held by the CEO shall become fully exercisable upon the second anniversary of the date of such termination, or such earlier date that the Board of Directors or Committee may, in its discretion, determine, for up to 100% of the unexercised shares under those Options, and each Option held by the CEO may be exercised within 36 months following the date of such termination (but not more than ten years from the date such Option was granted) to the full extent such Option is exercisable. If the CEO dies during that 36-month period without having fully exercised his Option, the Option may be exercised within the 36 months following the CEO's death (but not more than ten years from the date such Option was granted) by the CEO's estate or by a person who acquired the right to exercise such Option by will or the law of descent, to the full extent such Option is exercisable.

        (d)  Absence of an employee on approved leave shall not be considered a cessation of employment.

5

        (e)  Whenever, and each time that, a person ceases to be either an employee of the Company or a subsidiary or a non-executive director of the Company, so long as such person immediately changes status and becomes, without any interruption in service, an employee of the Company or a subsidiary or a non-executive director of the Company, as the case may be, so that the person's service remains continuous and only the capacity as an employee or non-executive director in which it is rendered changes, any Option theretofore granted to such person, as to which the right of exercise has not expired by the passage of time, shall remain in effect according to the terms of the Plan and any agreement covering the Option, except that the Option, notwithstanding any other terms in the Plan or in any Option agreement (other than provisions of any incentive stock Options referred to at the end of this sentence), shall be governed as to the termination of the right of exercise, after such a change in status has occurred, under subparts (a) through (d) of this section in accordance with the person's then, and when such person's continuous service finally does end, the most recent status of such person as an employee or non-executive director, as the case may be, subject to provisions in the agreement relating to any Option which is an incentive stock Option limiting the ability to exercise the Option as an incentive stock Option in such circumstances.

        Section 11.    RESTRICTED STOCK GRANTS.    The Committee may in its discretion grant to any participant or participants shares of Common Stock. Such grants may be contingent on the grantee's continuing employment with the Company or its subsidiaries for a period to be specified in the award, which shall not be less than one or more than ten years from the date of award, and/or any such other contingencies, additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, restrictions on the sale or other disposition of such shares during the restriction period. The Committee may in its sole discretion at the time of the award or at any time thereafter provide for the early vesting of such award in the event of termination of employment by retirement, death, incapacity, or otherwise prior to the end of the restriction period. The holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

        Section 12.    PERFORMANCE UNITS GRANTS.    The Committee may in its discretion grant to any participant or participants awards consisting of units which have a monetary value which may or may not be equivalent to shares of Common Stock. The vesting of units shall be, and their value may be, contingent on the achievement over a period of not less than two (2) or more than ten (10) years of such individual, corporate, division, subsidiary, group or other objectives as shall be established by the Committee. Such objectives shall be established by the Committee prior to the beginning of the performance period, but may be revised by the Committee from time to time during the performance period, to take into account significant unforeseen events or changes in circumstances. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the holder of the award does not remain continuously in the employ of the Company and its subsidiaries at all times during the applicable performance period. Following the end of the performance period, the holder of a performance award shall be entitled to receive payment of an amount, not exceeding the maximum value of the performance award established by the Committee, based on the level of achievement of the objectives for the performance period as determined by the Committee. Payment may be made in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. Any payment to be made in Common Stock shall be based on the fair market value of such stock on the payment date. Incentive compensation awards earned under the Corporate Improvement Incentive Program of the Company as adopted on October 9, 1990, may be paid in whole or in part in Common Stock authorized under this Plan in accordance with the provisions of the two prior sentences.

        Section 13.    TRANSFERABILITY.    Awards hereunder are not transferable except by will or the laws of descent, provided, however, that non-qualified stock Options may be transferred as a gift by a participant or non-executive director to that participant's or non-executive director's family member.

6

For purposes of this Section, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse or sibling, including adoptive relationships, a trust in which these persons have one hundred percent of the beneficial interest, a foundation in which these persons (or the participant or non-executive director) control the management of assets, and any other entity in which these persons (or the participant or non-executive director) own one hundred percent of the voting interests. With respect to any Option transferred to a family member, all references in this Plan to a participant or non-executive director shall continue to mean the original holder of the Option except that the family member transferee shall be entitled to exercise the Option and be issued shares upon such exercise upon the same terms and conditions as such original holder, including without limitation the right to exercise the Option during the applicable period of time following the original holder's cessation or termination of employment, Retirement or death. Except as set forth in the preceding provisions of this Section 13, Options and stock appreciation rights may be exercised during the lifetime of the participant or non-executive director only by the participant or non-executive director and after the death of such person, only as provided in Section 10.

        Section 14.    EFFECT OF CERTAIN TRANSACTIONS.    If a record date for a stock split, stock dividend, reverse stock split, combination of stock, recapitalization, reclassification, or similar event occurs with respect to Common Stock, or if any other change occurs in the number or kind of shares of Common Stock which in the opinion of the Board of Directors requires such an adjustment, the Board of Directors shall adjust in an equitable manner the terms of each then outstanding award hereunder and the maximum number of shares as to which awards may be granted under the Plan. If the Company is merged with or into or consolidated with one or more corporations, each then outstanding award shall be equitably adjusted by the Board of Directors and assumed by the surviving corporation.

        Section 15.    CHANGE IN CONTROL.

        Notwithstanding any other provision in this Plan:

        (a)(i)    If a participant's employment by the Company or a subsidiary is involuntarily terminated without Cause or is voluntarily terminated with Good Reason within two years after the occurrence of a Change in Control of the Company, or (ii) if a participant's employer ceases to be a subsidiary of the Company and that participant does not immediately thereafter become an employee of the Company or another subsidiary:

          (A)  each Option (including any stock appreciation rights) held by that participant shall become fully exercisable for up to 100% of the unexercised shares under the Option and that participant shall be entitled within 36 months (or any later period applicable under paragraph (c) of Section 10) following the date of the termination of his employment or the date on which his employer ceases to be a subsidiary (but not more than ten years from the date the Option was granted) to exercise the Option to the full extent the Option is exercisable;

          (B)  the restrictions applicable to any restricted stock awarded to that participant shall lapse and such restricted stock shall become fully vested and transferable to the full extent of the original grant; and

          (C)  any performance units awarded to that participant shall be considered to be earned and payable in full.

        (iii)    In the event of the occurrence of a Change in Control of the Company:

          (A)  (1) one-half of all unvested Options (including any stock appreciation rights) held by the CEO shall become fully exercisable upon such occurrence for up to 100% of the unexercised shares under those Options and (2) the other half of the unvested Options (including any stock appreciation rights) held by the CEO shall become fully exercisable upon the second anniversary

7

  of such occurrence, or such earlier date that the Board of Directors or Committee may, in its discretion, determine, for up to 100% of the unexercised shares under those Options;

          (B)  (1) the restrictions applicable to one-half of all unvested restricted stock awarded to the CEO shall lapse upon such occurrence and such restricted stock shall become fully vested and transferable to the full extent of the original grant and (2) the restrictions applicable to the other half of the unvested restricted stock awarded to the CEO shall lapse upon the second anniversary of such occurrence, or such earlier date that the Board of Directors or Committee may, in its discretion, determine, and such restricted stock shall become fully vested and transferable to the full extent of the original grant;

          (C)  (1) one-half of any performance units awarded to the CEO shall be considered to be earned and payable in full upon such occurrence and (2) the other half of the performance units awarded to the CEO shall be considered to be earned and payable in full upon the second anniversary of such occurrence, or such earlier date that the Board of Directors or Committee may, in its discretion, determine; and

          (D)  if the CEO's employment by the Company is involuntarily terminated without Cause or is voluntarily terminated with Good Reason within two years after the occurrence of a Change in Control of the Company, each Option held by the CEO shall become fully exercisable for up to 100% of the unexercised shares under the Option and the CEO shall be entitled within 36 months (or any later period applicable under paragraph (c) of Section 10) following the date of the termination of his employment (but not more than ten years from the date the Option was granted) to exercise the Option to the full extent the Option is exercisable, the restrictions applicable to restricted stock awarded to the CEO shall lapse and such restricted stock shall become fully vested and transferable to the full extent of the original grant, and performance units awarded to the CEO shall be considered to be earned and payable in full.

        (b)    If a non-executive director of the Company is removed from the Board of Directors of the Company without Cause or he ceases to be a director of the Company as a result of a failure to be reelected or to be nominated for reelection without Cause, in either event within two years after a Change in Control of the Company, each Option held by that non-executive director shall become fully exercisable for up to 100% of the unexercised shares under the Option and that non-executive director shall be entitled within 36 months (or any later period applicable under paragraph (c) of Section 10) following the date of the termination of his directorship (but not more than ten years from the date the Option was granted) to exercise the Option to the full extent the Option is exercisable.

        (c)    (i) On the record date for the determination of shareholders of the Company to vote on a merger, consolidation, sale of assets or other transaction in which the Company's shareholders would not receive any voting common stock of the proposed successor to the Company or (ii) upon the occurrence of a Change in Control that is the first step in an attempt to acquire all of the stock or assets of the Company and the contemplated second step is a transaction described in clause (i):

          (A)  each outstanding Option shall become fully exercisable for up to 100% of the unexercised shares under the Option;

          (B)  the restrictions applicable to each outstanding share of restricted stock shall lapse and such restricted stock shall become fully vested and transferable to the full extent of the original grant; and

          (C)  each outstanding performance unit shall be considered to be earned and payable in full.

        (d)    "Cause" for termination of a participant's employment means his illegal conduct or gross misconduct that in either case is willful and results in material damage to his employer's business or reputation or his willful failure or refusal to perform his duties or obligations to his employer or to

8

comply in all material respects with the lawful directives of his employer's Chief Executive Officer or Board of Directors, provided that the participant has received written notice from his employer stating the nature of such failure or refusal and has reasonable opportunity to correct the stated deficiency.

        (e)    "Cause" for termination of a non-executive director's directorship means his illegal conduct or gross misconduct that in either case is willful and results in material damage to the Company's business or reputation or his willful failure or refusal to perform his duties or obligations to the Company.

        (f)    "Change in Control" means with respect to the Company any of the following:

            (i)  any event affecting the Company that would be required to be reported by a reporting company as a change in control pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (ii)  any "person" (as that term is used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as defined by Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding securities;

          (iii)  at any time during any twenty-four month period, the individuals who were serving on the Board of Directors of the Company at the beginning of that period or who were nominated for election or were elected to that Board during that period by a vote of at least two-thirds of such individuals still in office shall cease to constitute a majority of that Board;

          (iv)  any merger or consolidation of the Company with any other corporation or any sale of all or substantially all of the assets of the Company, other than a merger, consolidation or sale that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or the surviving entity or any parent thereof outstanding immediately thereafter; or

          (v)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

        (g)    "Good Reason" with respect to the voluntary termination of a participant's employment means the occurrence, after a Change in Control, of (i) any adverse change in his status, position, authority or responsibilities, (ii) a reduction in his compensation, or (iii) any material change in his employment location.

        Section 16.    AMENDMENT AND TERMINATION OF THE PLAN.    The Plan shall terminate on the twentieth anniversary of the date of approval of the Plan by Northwest Industries, Inc., and no award shall be granted hereunder after such termination. Termination of the Plan shall not affect any outstanding awards. The Committee shall have the power where consistent with the general purpose and intent of the Plan to modify the requirements of the Plan to conform with applicable law or to meet special circumstances not anticipated or covered in the Plan, and the Company, by its Board of Directors, reserves the right at any time to modify, amend, supplement, or suspend the Plan, except neither the Committee nor the Company may (a) impair any awards already made, or (b) without the approval of the stockholders of the Company (other than of the stockholders of stock not entitled to vote on the matter requiring approval), except as contemplated by Section 14, (i) increase the number of shares of Common Stock which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants or non-executive directors under the Plan or (iv) have the effect of providing for the grant of Options to purchase Common Stock at less than the fair market value per share thereof on the applicable date of grant of the Options. Notwithstanding any other provision of this Section 16, the

9

provisions of the Plan applicable to non-executive directors which govern (A) the number of shares of Common Stock covered by each Option award to a non-executive director of the Company, (B) the exercise price per share of Common Stock under each such Option, (C) when and under what circumstances each such Option will be granted and (D) the period within which each such Option may be exercised, shall not be amended, except as contemplated by Section 14, more than once every six months, other than to comport with changes in the Code or the rules promulgated thereunder, and the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

        Section 17.    DELIVERY OF SHARES.    Each award hereunder is further subject to the condition that if, at any time, the Board of Directors shall in its sole discretion determine that the listing, registration, or qualification of the shares of Common Stock covered by such award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the purchase or delivery of shares of Common Stock thereunder, the delivery of all shares of Common Stock pursuant to exercise of the Option or stock appreciation right may be withheld or may be made subject to such conditions as the Committee may deem appropriate unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

        Section 18.    EFFECTIVE DATE.    The Plan shall become effective upon the distribution of the Company's Common Stock to the shareholders of Northwest Industries, Inc.

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PROXY	LONE STAR TECHNOLOGIES, INC. 15660 N. Dallas Parkway, Suite 500 Dallas, Texas 75248 Annual Meeting May 13, 2003	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to the nominees for election, this proxy will be voted FOR the nominees named. If no direction is made as to Proposal 2, this proxy will be voted FOR Proposal 2.

        The undersigned having received the notice and accompanying Proxy Statement for said meeting, hereby appoints as Proxies Rhys J. Best, Robert F. Spears and Charles J. Keszler, or any one of them, with power of substitution in each, to vote at the annual meeting or any adjournments thereof all the shares of Lone Star Technologies, Inc. which the undersigned may be entitled to vote. The above Proxies are, and each of them is, hereby instructed to vote as shown on the reverse side of this card.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☒	Please mark your votes as in this example using dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED AND FOR PROPOSAL 2.

		FOR NOMINEES	WITHHOLD AUTHORITY TO VOTE	Nominees are:
1.	Election of Directors	☐	☐	Rhys J. Best, Frederick B. Hegi, Jr., and M. Joseph McHugh for terms expiring 2006
To withhold authority to vote for any nominee(s), name the nominee(s) below:

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve amendments to the 1985 Long Term Incentive Plan.	☐	☐	☐
3.	In their discretion, upon other business as may properly come before the meeting or any adjournment(s) thereof.

SIGNATURE(S)		DATE

SIGNATURE(S)		DATE

(SIGNATURE IF HELD JOINTLY)

This proxy must be dated and signed EXACTLY as shown hereon. Executors, administrators, trustees, etc., should give full title as such. If a corporation, please sign full corporate name as duly authorized officer.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 2003
PROXY STATEMENT SOLICITATION AND REVOCATION OF PROXIES
OUTSTANDING SHARES AND VOTING RIGHTS
ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
CONTINUING DIRECTORS
CORPORATE GOVERNANCE INITIATIVES
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
OPTIONS
HUMAN RESOURCES COMMITTEE REPORT
AUDIT COMMITTEE REPORT
AUDIT COMMITTEE CHARTER
FEES OF AUDITOR
SELECTION OF INDEPENDENT AUDITORS
PERFORMANCE CHART
PRINCIPAL SHAREHOLDERS
AMENDMENTS TO 1985 LONG-TERM INCENTIVE PLAN
OTHER MATTERS
ACCOUNTANTS
COST AND METHOD OF PROXY SOLICITATION
ANNUAL REPORT AND FORM 10-K
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF LONE STAR TECHNOLOGIES, INC.
Appendix to, not part of, the Proxy Statement LONE STAR TECHNOLOGIES, INC. 1985 LONG-TERM INCENTIVE PLAN (as amended through May 9, 2002)